UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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SenesTech, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SENESTECH, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 8, 2020

Dear Stockholder:

Notice is hereby given that the 2020 annual meeting of stockholders (the “Annual Meeting”) of SenesTech, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, July 8, 2020 at 10:00 a.m., local time. Due to the ongoing public health impact of the novel coronavirus COVID-19 outbreak, this year’s Annual Meeting will be a virtual meeting conducted solely via live webcast. You will be able to attend the Annual Meeting, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/SNES2020. You will not be able to attend the Annual Meeting in person. Additional information regarding attending the Annual Meeting, voting your shares and submitting questions can be found in the Proxy Statement.

The purposes of the meeting are as follows:

1.	To elect Marc Dumont and Julia Williams as directors, each to serve for a one-year term until the 2021 annual meeting of stockholders; in the event Proposal No. 2 below is not adopted by the Company’s stockholders at the Annual Meeting, to elect Marc Dumont and Julia Williams as Class I directors, each to serve for a three-year term until the 2023 annual meeting of stockholders;

2.	To approve an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to declassify the board of directors;

3.	To approve an amendment of the Company’s 2018 Equity Incentive Plan (the “2018 Plan”), which primarily increases the shares the number of shares available under the 2018 Plan by 800,000;

4.	To approve amendments to the Charter to eliminate the supermajority voting requirement regarding amendment to certain provisions of the Charter and effect other clarifications;

5.	To ratify the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.

The board of directors has fixed the close of business on May 13, 2020 as the record date for the determination of stockholders entitled to vote at this meeting. Only stockholders of record at the close of business on May 13, 2020 are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof.

It is important that your shares be represented and voted, regardless of whether you plan to virtually attend the Annual Meeting. You may vote in advance of the Annual Meeting on the Internet, by telephone or by completing and mailing a proxy or voting card. Voting in advance by Internet, telephone or mail will ensure your shares are represented at the Annual Meeting. If you virtually attend the meeting, you may choose to revoke your proxy and vote online during the meeting by following the instructions at www.virtualshareholdermeeting.com/SNES2020.

The Company is furnishing proxy materials to its stockholders through the Internet as permitted under the rules of the Securities and Exchange Commission. Under these rules, many of the Company’s stockholders will receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of this Notice of Annual Meeting of Stockholders, the Proxy Statement, our proxy card, and our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2019. We believe this process gives us the opportunity to serve you more efficiently by making the proxy materials available quickly online and reducing costs associated with printing and postage. Stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail.

On behalf of management and our board of directors, we thank you for your continued support and interest in SenesTech, Inc.

Sincerely,

Kenneth Siegel
Chief Executive Officer

Phoenix, Arizona

May 26, 2020

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 8, 2020: The proxy statement and annual report to stockholders are available at http://senestech.investorroom.com/.

SENESTECH, INC.

PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

The enclosed proxy is solicited by the board of directors of SenesTech, Inc., a Delaware corporation (the “Company”), for use at the 2020 annual meeting of stockholders (the “Annual Meeting”) to be held on Wednesday, July 8, 2020 at 10:00 a.m., local time, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

Due to the ongoing public health impact of the novel coronavirus COVID-19 outbreak, this year’s Annual Meeting will be a virtual meeting conducted solely via live webcast. You will be able to attend the Annual Meeting, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/SNES2020. You will not be able to attend the Annual Meeting in person. See “How Do I Attend the Annual Meeting” below for more details.

Our principal executive offices are located at 23460 N. 19th Avenue, Suite 110, Phoenix, AZ 85027 and the telephone number at such principal executive offices is (928) 779-4143. As used in this proxy statement, “we,” “us,” “our” and the “Company” refer to SenesTech, Inc.

On or about May 29, 2020, we are mailing stockholders entitled to vote at the Annual Meeting a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this proxy statement. The Notice contains instructions on how to access those documents over the Internet, which are available at http://senestech.investorroom.com/. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement and a form of proxy card or voting instruction card.

The Company is incorporated under Delaware law, which specifically permits electronically transmitted proxies, provided that the transmission set forth or be submitted with information from which it can reasonably be determined that the transmission was authorized by the stockholder. The electronic voting procedures provided for the Annual Meeting are designed to authenticate each stockholder by use of a control number to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

Record Date and Outstanding Shares

Only stockholders of record at the close of business on May 13, 2020 (the “record date”) are entitled to receive notice of and to vote at the Annual Meeting. Our only outstanding voting securities are shares of common stock, $0.001 par value. As of the record date, 3,394,955 shares of our common stock were issued and outstanding, which shares of common stock are held by approximately 713 stockholders of record.

How Do I Attend the Annual Meeting?

This year’s Annual Meeting will be a virtual only meeting conducted solely via live webcast.

To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/SNES2020 and use the sixteen-digit control number included on your Notice or your proxy card to enter the meeting. The live webcast will begin at 10:00 a.m., local time, on July 8, 2020. We encourage you to access the virtual meeting platform at least 15 minutes prior to the start time. If you do not have a sixteen-digit control number, you will still be able to access the webcast as a guest, but you will not be able to vote your shares or ask a question during the meeting.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and mobile phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong WiFi connection wherever they intend to participate in the meeting. Further instructions on how to attend and participate in the Annual Meeting, including how to demonstrate proof of stock ownership, will be posted on the virtual meeting website.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. Technical support will be available on the virtual meeting platform beginning at 9:30 a.m., local time, on the day of the meeting and will remain available until the meeting has finished.

Can I Submit Questions During the Annual Meeting?

If you wish to submit a question during the Annual Meeting, visit www.virtualshareholdermeeting.com/SNES2020, type your question into the “Ask a Question” field, and click “Submit.”

Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those relating to employment, products or services or suggestions for product innovations may not be considered pertinent to meeting matters and therefore may not be answered.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to submit your voting instructions by proxy. Voting by proxy will not affect your right to attend the Annual Meeting. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the board of directors’ recommendations as noted below. If you neither submit by proxy nor vote your shares during the Annual Meeting, your shares will not be voted if you are a registered stockholder. If your shares are held in street name, your broker, bank or other holder of record may vote your shares on certain “routine” matters. See “Quorum; Abstentions; Broker Non-Votes; Results” below for more information.

If your shares are registered directly in your name through our stock transfer agent, Transfer Online, or you have stock certificates registered in your name, you may vote:

●	By the Internet or by telephone. Follow the instructions included in the proxy card to submit your voting instructions over the Internet or by telephone.

●

By mail. If you received a proxy card by mail, you can have your shares voted by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the board of directors’ recommendations as noted below.

●	During the Annual Meeting. Log into www.virtualshareholdermeeting.com/SNES2020 and follow the voting instructions. You will need the sixteen-digit control number that is shown on your Notice or on your proxy card. Shares may not be voted after the polls close.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. eastern standard time on July 7, 2020.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.

Revocability of Proxies

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	by submitting your proxy by the Internet or by telephone as instructed above;

●	by notifying the Corporate Secretary of the Company in writing before the Annual Meeting that you have revoked your proxy; or

●	by logging into www.virtualshareholdermeeting.com/SNES2020 and following the voting instructions during the Annual Meeting.

Solicitation

This solicitation of proxies is made by our board of directors, and all related costs will be borne by us. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers or administrative employees without the payment of any additional consideration. Solicitation of proxies may be made by mail, by telephone, by email, in person or otherwise.

Stockholders of Record and “Street Name” Holders

Where shares are registered directly in the holder’s name, that holder is the stockholder of record with respect to those shares. If shares are held by an intermediary, meaning in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered the stockholder of record as to those shares. Those shares are said to be held in “street name” on behalf of the beneficial owner of the shares. Street-name holders generally cannot directly vote their shares and must instead instruct the broker or other nominee how to vote their shares using the voting instruction form provided by that broker or other nominee. Many brokers also offer the option of giving voting instructions over the internet or by telephone. Instructions for giving your vote as a street-name holder are provided on your voting instruction form.

Quorum; Abstentions; Broker Non-Votes; Results

At the Annual Meeting, an inspector of elections will determine the presence of a quorum and tabulate the results of the voting by stockholders. A quorum exists when holders of a majority of the outstanding shares of stock entitled to vote are present in person, by remote communication, if applicable, or by proxy. A quorum is necessary for the transaction of business at the Annual Meeting.

Broker non-votes can occur as to shares held in street name. Under the current rules that govern brokers and other nominee holders of record, if a street-name holder does not give instructions to its broker or other nominee, such broker or other nominee will be able to vote such shares only with respect to proposals for which the broker or other nominee has discretionary voting authority, i.e., “routine” matters under The Nasdaq Stock Market LLC (“Nasdaq”) rules. A “broker non-vote” occurs when a broker or other nominee submits a proxy for the Annual Meeting but does not vote on a particular proposal because such broker or other nominee either does not exercise its discretionary voting authority or does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

The only “routine” proposal you are being asked to vote on at the Annual Meeting is the ratification of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal No. 5). The other proposals concerning the election of directors (Proposal No. 1); the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to declassify the board of directors (Proposal No. 2); the amendment to the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) primarily to increase the available number of shares (Proposal No. 3); and the amendment to the Charter to eliminate the supermajority voting requirement regarding amendment to certain provisions of the Charter and effect other clarifications (Proposal No. 4) are all considered “non-routine” matters, which means that your bank or broker will not be permitted to vote your shares on any of the other proposals at the Annual Meeting unless you provide proper voting instructions. Accordingly, stockholders are urged to give their bank or broker instructions on voting their shares on all matters.

Abstentions and broker non-votes are treated as shares present for the purpose of determining whether there is a quorum for the transaction of business at the Annual Meeting.

We intend to publish final voting results of the Annual Meeting in a Current Report on Form 8-K, which we expect will be filed within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish results as to matters for which we have final votes and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Required Votes and Voting

Each holder of common stock is entitled to one vote for each share held.

Assuming that a quorum is present at the Annual Meeting, the following votes will be required:

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of Broker Non-Votes

1. Election of directors	For or withhold on each nominee.	Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The two nominees for election to the board of directors who receive the greatest number of votes cast “FOR” the election of the directors by the shares present, in person or by proxy, will be elected to the board of directors.	Not counted as votes cast and therefore no effect.	Not counted as votes cast and therefore no effect.

2. Amendment and restatement of the Charter to declassify the board of directors	For, against, or abstain.	“FOR” votes from the holders of at least two-thirds of the outstanding shares entitled to vote on this proposal.	Against.	Against.

3. Amendment to the 2018 Plan primarily to increase the available number of shares	For, against, or abstain.	“FOR” votes from the holders of a majority of shares cast and present and entitled to vote on this proposal.	Against.	Not counted as votes cast and therefore no effect.

4. Amendment to the Charter to eliminate the supermajority voting requirement regarding amendment to certain provisions of the Charter and effect other clarifications	For, against, or abstain.	“FOR” votes from the holders of at least two-thirds of the outstanding shares entitled to vote on this proposal.	Against.	Against.

5. Ratification of Appointment of M&K CPAS, PLLC as our independent registered public accounting firm for fiscal year 2020	For, against, or abstain.	“FOR” votes from the holders of a majority of shares present and entitled to vote on this proposal.	Against.	Brokers have discretion to vote.

All shares entitled to vote and represented by properly executed, unrevoked proxies received before the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions given on those proxies. If no instructions are given on a properly executed proxy, the shares represented by that proxy will be voted “FOR” each proposal listed above.

If any other matters are properly presented for consideration at the Annual Meeting, which may include, for example, a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters as they deem advisable. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Deadlines for Receipt of Stockholder Proposals

Stockholder proposals may be included in our proxy statement and form of proxy for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a stockholder proposal to be considered timely pursuant to Rule 14a-8 for inclusion in our proxy statement and form of proxy for the annual meeting to be held in 2021, we must receive the proposal at our principal executive offices, addressed to our Secretary, no later than January 26, 2021. Any proposals received after such date will be considered untimely. Submitting a stockholder proposal does not guarantee that it will be included in our proxy statement and form of proxy.

In addition, a stockholder proposal that is not intended for inclusion in our proxy statement and form of proxy under Rule 14a-8 (including director nominations) shall be considered “timely” as calculated in accordance with Rule 14a-4(c) under the Exchange Act, and may be brought before the 2021 annual meeting of stockholders provided that we receive information and notice of the proposal addressed to our Secretary at our principal executive offices, no earlier than March 15, 2021 and no later than April 14, 2021.

Further, our Amended and Restated Bylaws (the “Bylaws”) provide that only such business shall be conducted at an annual meeting of stockholders as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought in accordance with Section 2.4 of our Bylaws.

All notices of stockholder proposals, whether or not intended to be included in our proxy materials, should be in writing and sent to our principal executive offices, located at: SenesTech, Inc., 23460 N. 19th Avenue, Suite 110, Phoenix, AZ 85027, Attention: Secretary.

Paper Copy of Proxy Materials

If you want to receive a paper copy of these proxy materials, including any documents incorporated herein by reference but excluding exhibits to the Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2019 (our “2019 Annual Report”), you may request one at no cost to you by writing to: SenesTech, Inc., 23460 N. 19th Avenue, Suite 110, Phoenix, AZ 85027, Attention: Secretary.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that the authorized number of directors of the Company are fixed by the board of directors from time to time. The board of directors has set the size of the board at six directors. If for any reason directors are not elected at the annual meeting of stockholders, they may be elected at any special meeting of the stockholders that is duly called and held for that purpose in the manner provided by the Bylaws.

Currently, the board of directors is divided into three classes, and directors in each class are elected to serve a three-year term. The term of the current Class I directors expires at the Annual Meeting. The term of the Class II directors expires at our 2021 annual meeting and the term of the Class III directors expires at our 2022 annual meeting. A director serves in office until her or his respective successor is duly elected and qualified, unless the director is removed, resigns or, by reason of death or other cause, is unable to serve in the capacity of director. Any additional directorships resulting from an increase in the number of directors would currently be distributed among the three classes so that, as nearly as possible, each class will consist of one third of the total number of directors.

Set forth below is certain information regarding the director nominees and each of the incumbent directors whose terms will continue following the Annual Meeting.

Nominees for Director

The board of directors has nominated Marc Dumont and Julia Williams as Class I directors. If our stockholders approve Proposal No. 2, the term of our Class I directors, Mr. Dumont and Dr. Williams, if re-elected, will be a one-year term expiring at the 2021 annual meeting; our Class II directors will stand for election at the 2021 annual meeting of stockholders for one-year terms expiring at the 2022 annual meeting; and our Class III directors will stand for election at the 2022 annual meeting for one-year terms expiring at the 2023 annual meeting. If our stockholders do not approve Proposal No. 2, then the board of directors will remain classified and directors will continue to serve for staggered three-year terms, with the current Class I directors standing for re-election at the Annual Meeting subject to election for a three-year term expiring at our 2023 annual meeting.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of Mr. Dumont and Dr. Williams to the board of directors. Each of these individuals has indicated that he or she will serve if elected. We do not anticipate that either of these nominees will be unable or unwilling to stand for election, but if that occurs, all proxies received may be voted by the proxy holders for another person nominated by the board of directors. As there are two nominees, proxies may be voted for up to two persons.

Nominees and Continuing Directors

The names and certain information as of the record date about the nominees and each director continuing in office after the Annual Meeting are set forth below.

				Term Expires
Name of Director Nominee	Age	Position	Director Since	If Proposal No. 2 is approved	If Proposal No. 2 is not approved
Marc Dumont	76	Director	2016	2021 (Class I)	2023 (Class I)
Julia Williams, M.D.	60	Director	2011	2021 (Class I)	2023 (Class I)
Jamie Bechtel, JD, Ph.D.	47	Chair of the Board	2018	2021 (Class II)	2021 (Class II)
Delphine François Chiavarini	44	Director	2018	2021 (Class II)	2021 (Class II)
Kenneth Siegel	64	Chief Executive Officer and Director	2019	2022 (Class III)	2022 (Class III)
Matthew Szot	45	Director	2015	2022 (Class III)	2022 (Class III)

Director Nominees:

Marc Dumont was elected to our board of directors in January 2016. Mr. Dumont is owner, chairman and chief executive officer of Chateau de Messey Wineries in Burgundy, France, a wine producer, a position he has held since March 1995. He has also served as the chairman of Sanderling Ventures (a European affiliate of a U.S. venture capital firm) since 1996. He is an international financial consultant and advisor for clients in Europe and Asia, as well as the United States. Mr. Dumont served as the president of PSA International SA (a PSA Peugeot Citroen Group company) from 1981 to 1995. From 1975 to 1981, he served as Treasurer and Finance Director of Finagrain in Geneva, the international merchandising center for Continental Grain Company. Prior to that, he held various positions for Chrysler Corporation in Detroit, Mexico City and London. In the past, Mr. Dumont has served as director of Finter Bank Zurich, Irvine Sensors Corporation and Novalog Corporation in Costa Mesa, CA, NUKO Information Systems Inc. in San Jose, CA, and Banque Internationale in Luxembourg, all of which were public companies. Mr. Dumont holds a degree in Electrical Engineering and Applied Economics from the University of Louvain, Belgium and an MBA from the University of Chicago. We believe Mr. Dumont is qualified to serve as a member of our board of directors because of his experience and knowledge of corporate finance, international business development and operations, and his experience as a past director of other public and private companies.

Julia Williams, M.D. was elected to our board of directors in August 2011. Since February 2019, she has been practicing in a critical access area in rural Arizona at Little Colorado Medical Center. Dr. Williams is also the founder and President of Humanitarian Efforts Reaching Out, or HERO, a non-profit 501(c)(3) organization that provides humanitarian services including medical and dental care, alternative power sources, solar cookers, vitamins, eye glasses, nutritional support and animal care. HERO’s mission is to help build healthy sustainable communities in underdeveloped nations around the world. After retiring in March 2017 from 17 years of practice as an Emergency Department physician at Flagstaff Medical Center, she worked for TeamHealth, an American hospital staffing firm, doing interim work in subacute medicine from January 2018 through October 2018. Dr. Williams received her Doctor of Medicine from the University of Maryland School of Medicine and her Bachelor of Science from the University of Maryland. We believe that Dr. Williams is qualified to serve as a member of our board of directors because of her medical and scientific background, commitment to and experience with animal care, and long commitment to our vision.

Vote Required

If a quorum is present, the nominees for election to the board of directors receiving the greatest number of votes cast “FOR” the election of the directors by the shares represented at the Annual Meeting will be elected to the board of directors, either for a one-year term (if Proposal No. 2 is approved by our stockholders) or a three-year term (if Proposal No. 2 is not approved by our stockholders).

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE BOARD’S CLASS I DIRECTOR NOMINEES LISTED ON THE PROXY CARD.

Continuing Directors

Jamie Bechtel, JD, Ph.D. was elected to the board of directors in January 2018. Dr. Bechtel is the co-founder and a board member of New Course, an organization focused on women-led conservation initiatives, and founder and chief executive officer of Kito Impact Foundation, a non-profit focused on integrating corporate social responsibility into small and medium sized businesses. Before founding Kito Impact Foundation and New Course, Dr. Bechtel worked for seven years at Conservation International, where she worked in over 20 countries including Costa Rica, Fiji, Mexico, and South Africa. Dr. Bechtel was also an advisor to the Clinton Global Initiative. Dr. Bechtel holds a Ph.D. from Boston University, a law degree from Boston College and a bachelor’s degree from Boston University. We believe that Dr. Bechtel is qualified to serve as a member of our board of directors because she is a highly regarded leader in international conservation, and her work has led to strategic advances in the fields of conservation, sustainable finance and biology.

Delphine François Chiavarini was elected to the board of directors in June 2018. Ms. Chiavarini is vice president and general manager of U.S. at Moen, a faucet manufacturing company. She joined Moen in June 2017 and is responsible for developing strategies for profitable growth, increasing Moen’s market share and ensuring winning execution in the U.S. market. Before joining Moen, from August 2014 to June 2017, Ms. Chiavarini was senior vice president and general manager Food and Beverage North America at Ecolab, a global leader in water, hygiene and energy technologies and services that protect people and vital resources. She also held several executive positions with Newell Brands, where she was responsible for leadership in brand and business transformation through impactful P&L management, strategic planning and change management. Prior to Newell, Ms. Chiavarini spent time in sales and marketing in the luxury goods and retail sectors, spanning B2C and B2B in multiple geographies and categories. Ms. Chiavarini earned both a bachelor’s and a master’s degree from Audencia Business School in Nantes, France, and attended executive programs at The University of Chicago Booth School of Business and the Wharton School of the University of Pennsylvania. We believe that Ms. Chiavarini is qualified to serve as a member of our board of directors because of her experience developing strategies for profitable growth and her experience as an executive at multiple companies.

Kenneth Siegel was appointed to our board of directors in February 2019 and appointed Chief Executive Officer in May 2019. Mr. Siegel has over 25 years of experience as an executive and senior leader of major corporations. From December 2016 to November 2018, Mr. Siegel served in key leadership roles at Diamond Resorts International Inc., a global vacation ownership company, most recently as President since March 2017. Prior to Diamond Resorts, he served as Chief Administrative Officer and General Counsel of Starwood Hotels & Resorts, a branded lifestyle hospitality company. An instrumental member of the Starwood leadership team, Mr. Siegel was intimately involved in Starwood’s emergence as an industry leader before its acquisition by Marriott International in 2016. Part of Mr. Siegel’s role included leading Starwood’s Corporate Social Responsibility Programs. He introduced industry-leading initiatives in sustainability, energy and water conservation and education. He implemented numerous programs to reduce the Company’s impact on the planet and became a passionate advocate for methods that could be both effective and environmentally sustainable. Prior to joining Starwood in 2000, Mr. Siegel spent four years as the Senior Vice President and General Counsel of Cognizant Corporation and its successor companies. Mr. Siegel also serves as a member of the Board of Directors of Babcock & Wilcox Enterprises, Inc. Mr. Siegel has a bachelor’s degree from Cornell University and a juris doctorate degree from New York University. We believe that Mr. Siegel is qualified to serve as a member of our board of directors because of his experience and knowledge in all facets of corporate operations and governance, including business, operational, corporate finance, mergers and acquisitions, marketing and branding gained as a senior executive of major public corporations.

Matthew Szot was elected to our board of directors in December 2015 and has served as Chair of our Audit Committee since then. Since March 2010, he has served as the chief financial officer and treasurer of S&W Seed Company, a Nasdaq-listed agricultural seed company. From June 2018 to August 2019, Mr. Szot served on the board of directors and as Chairman of the Audit Committee of Eastside Distilling, Inc. a Nasdaq-listed craft spirits company. From February 2007 until October 2011, Mr. Szot served as the chief financial officer for Cardiff Partners, LLC, a strategic consulting company that provided executive financial services to various publicly traded and privately held companies. From 2003 to December 2006, Mr. Szot served as chief financial officer and secretary of Rip Curl, Inc., a market leader in wetsuit and action sports apparel products. From 1996 to 2003, Mr. Szot was a Certified Public Accountant with KPMG and served as an Audit Manager for various publicly traded companies. Mr. Szot has a Bachelor of Science degree in Agricultural Economics/Accountancy from the University of Illinois, Champaign-Urbana and is a Certified Public Accountant in the State of California. We believe that Mr. Szot is qualified to serve as a member of our board of directors because of his experience and knowledge of corporate finance, mergers and acquisitions corporate governance, as well as other operational, financial and accounting matters gained as a past and present chief financial officer and director of other public and private companies.

Executive Officers

The names and certain information about our executive officers as of the record date are set forth below:

Name	Age	Position
Kenneth Siegel	64	Chief Executive Officer
Thomas C. Chesterman	60	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary
Steven Krause, Ph.D.	60	Executive Vice President, Sales and Marketing
Kim Wolin	64	Executive Vice President, Operations and Secretary

Mr. Siegel’s biographical details are set out under the heading “Continuing Directors” above.

Tom Chesterman joined our company in September 2015 and has served as our chief financial officer and treasurer since December 2015. He has over 20 years of experience as the chief financial officer of a public company in the life science, technology and telecommunications industries. Most recently, he was the vice president and treasurer of General Communication Inc., a telecommunications company in Alaska, from 2013 to 2015. Previously, he was the chief financial officer of life science companies Bionovo Inc. from 2007 to 2012, Aradigm Corp. from 2002 to 2007 and Bio-Rad Laboratories, Inc. from 1996 to 2002. Mr. Chesterman is adept at a variety of capital market access techniques and has significant experience in developing the operational and financial infrastructures in companies to help support successful and rapid growth. Mr. Chesterman earned a bachelor’s degree from Harvard University and an M.B.A. from the University of California at Davis.

Steven Krause, Ph.D. joined our company in February 2020 as Executive Vice President, Sales and Marketing. Dr. Krause has over 25 years of experience in the agriculture and public health pest management markets worldwide. He has held a variety of positions in sales, marketing, and business management at Paramount Pest, Abbott Labs and Valent BioSciences Corporation, most recently serving from January 2014 until February 2020 as Director, Global Public Health and Forest Business Unit at Valent BioSciences Corporation, a provider of technologies and products for the agricultural, public health, forestry and household markets. Dr. Krause has significant experience integrating new biorational-based product solutions into operational programs. As a specialist in integrated pest management, he spearheaded a program with the World Health Organization to launch a new class of pesticide to the global B2B and B2G vector control markets. He is a recipient of Abbott’s Summit Award for sales excellence, and his team was recognized for halting transmission of the Zika virus in Miami with a Chicago Innovation Award 2017. Dr. Krause earned a BS from James Madison University, an MS from the University of Delaware, a Ph.D. from the University of Wisconsin and an MBA from Loyola University Chicago.

Kim Wolin joined our company as a marketing technologist in May 2013, and in May 2014 was appointed executive vice president of operations. From January 2009 to May 2013, she was a vice president, branch sales and service manager of Sunwest Bank, a community bank located in Flagstaff, Arizona. From November 1996 to December 2009, Ms. Wolin held the positions of assistant vice president, branch manager and Licensed Financial Advisor at Wells Fargo Bank. She has owned and operated Creative Net Solutions, a website design and hosting business, since 1994. From 1984 to 1992, Ms. Wolin owned and operated Kodas Produce Market, a health food and organic produce store in Oakland, California. Ms. Wolin earned a bachelor’s degree in Psychology from the State University of New York at Buffalo in 1977.

CORPORATE GOVERNANCE

Board of Directors Leadership Structure

Our Corporate Governance Principles provide our board of directors with flexibility in determining the appropriate leadership structure for the Company. Our board of directors has elected to separate the roles of Chief Executive Officer and Chair of the Board. These positions are currently held by Kenneth Siegel, our Chief Executive Officer, and Jamie Bechtel, our Chair of the Board. The board of directors believes that a leadership structure that separates these roles is appropriate for the Company due to the differences between the two roles. The Chief Executive Officer is responsible for setting our strategic direction, providing day-to-day leadership and managing our business, while the Chair of the Board provides guidance to the Chief Executive Officer, sets the agendas for and chairs board meetings, presides over executive sessions of the independent directors, establishes priorities and procedures for the work of the full board of directors and provides information to the members of our board of directors in advance of such meetings.

Board of Directors Role in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also has the responsibility to issue guidelines and policies to govern the process by which risk assessment and management is undertaken and to monitor compliance with legal and regulatory requirements. Our compensation committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.

Director Independence

Generally, under the continued listing requirements and rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Our board of directors has determined that Drs. Bechtel and Williams, Ms. Chiavarini and Messrs. Dumont and Szot are independent within the meaning of Nasdaq listing standards and that none of such directors has any relationship with the Company that would interfere with the exercise of their independent business judgment. The board also determined that Kenneth Siegel, our current Chief Executive Officer, is not independent. Accordingly, a majority of our directors are independent, as required under applicable Nasdaq rules. In making this determination, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. Additionally, in determining the independence of Ms. Bechtel, the board of directors considered her position as the chief executive officer of Kito Impact Foundation, which received $50,000 from the Company in fiscal 2019 for consulting services. There are no arrangements or understandings between any director or nominee and any other person or entity other than the Company pursuant to which the director or nominee receives compensation in connection with that person’s candidacy or service as a director.

Standing Committees and Attendance

The board of directors held a total of eight meetings during 2019. All directors attended more than 75% of the aggregate of the meetings of the board of directors and committees thereof, if any, upon which such director served during the period for which he or she has been a director or committee member during 2019. The independent directors meet in executive session from time to time.

Our board of directors includes an audit committee, a compensation committee, a nominating and corporate governance committee, a commercialization committee and a finance committee. Our standing commitees⸻audit, compensation and nominating and corporate governance⸻are comprised solely of independent board members. In 2019, the audit committee held six meetings, the compensation committee held five meetings and the nominating and corporate governance committee held four meetings. Information about these standing committees is set forth below.

Audit Committee

Our audit committee currently consists of Matthew Szot, who is the chair, Delphine François Chiavarini and Marc Dumont. The board of directors has determined that, after consideration of all relevant factors, each of these directors qualifies as an “independent” director under applicable Securities and Exchange Commission (“SEC”) and Nasdaq rules. Each member of the audit committee is able to read and understand fundamental financial statements, including our consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows. Further, no member of the audit committee has participated in the preparation of our consolidated financial statements, or those of any of our current subsidiaries, at any time during the past three years. The board of directors has designated Mr. Szot as an “audit committee financial expert” as defined under applicable SEC rules and has determined that Mr. Szot possesses the requisite “financial sophistication” under applicable Nasdaq rules. The audit committee operates under a written charter setting forth the functions and responsibilities of the audit committee, which is periodically reviewed by the audit committee and by the board of directors as appropriate. A current copy of the audit committee charter is available on our website at http://senestech.investorroom.com on the “Documents and Policies” page under the heading “Corporate Governance.” The functions of the audit committee include:

●	Overseeing the engagement of our independent public accountants, including pre-approval of services and review of independence and quality control procedures of the independent public accountants;

●	Reviewing our accounting policies, judgments and assumptions used in the preparation of our financial statements;

●	Reviewing our audited financial statements and discussing them with the independent public accountants and our management;

●	Meeting with the independent public accountants and our management to consider the adequacy of our internal controls;

●	Establishing procedures regarding complaints concerning accounting or auditing matters, reviewing and, if appropriate, approving earnings press releases, related-party transactions, reviewing compliance with our Code of Business Conduct and Ethics, and reviewing our investment policy and compliance therewith; and

●	Reviewing our investment policy and financial plans, reporting recommendations to our full board of directors for approval and authorizing actions.

Both our independent registered accounting firm and internal financial personnel regularly meet with our audit committee and have unrestricted access to the audit committee.

Compensation Committee

Our compensation committee currently consists of Jamie Bechtel, who is the chair, Matthew Szot and Julia Williams, each of whom has been determined by our board of directors to be independent in accordance with Nasdaq standards. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The compensation committee operates under a written charter, which is periodically reviewed by the compensation committee and by the board of directors as appropriate. A current copy of the compensation committee charter is available on our website at http://senestech.investorroom.com on the “Documents and Policies” page under the heading “Corporate Governance.” The functions of the compensation committee include:

●	Reviewing and, if deemed appropriate, recommending to our board of directors policies, practices, and procedures relating to the compensation of our officers and other managerial employees and the establishment and administration of our employee benefit plans;

●	Reviewing and recommending to the board of directors for approval the corporate goals and objectives relevant to the CEO and other executive officers;

●	Reviewing and approving any employment agreements, severance agreements or special compensation or change-in-control arrangements with executive officers;

●	Determining or recommending to the board of directors the compensation of our executive officers; and

●	Advising and consulting with our officers regarding managerial personnel and development.

As part of its process to determine the compensation level of each executive officer, the compensation committee evaluates, among other things, the chief executive officer’s assessment of the other executive officers and recommendations regarding their compensation in light of the goals and objectives of our executive compensation program. The compensation committee may delegate certain of its responsibilities, as it deems appropriate, to compensation subcommittees or to our officers, but it has not elected to do so to date.

Pursuant to its charter, the compensation committee has sole authority to retain and/or replace, as needed, any independent legal counsel, compensation and benefits consultants and other experts or advisors as the compensation committee believes to be necessary or appropriate. The compensation committee engaged FW Cook as its independent consultant to assist the compensation committee in fulfilling its responsibilities, including by providing advice, research and analysis on executive compensation trends and norms; determining the composition of our peer group for purposes of compensation comparison; and reviewing and analyzing peer group and industry information to assist with setting both specific elements of, and the total amount of, executive compensation. The compensation committee analyzed any relationships that FW Cook had with the Company, members of the compensation committee, executive officers and management, and concluded that, after consideration of the specific factors identified by the SEC and Nasdaq that may affect the independence of compensation advisors, there were no independence or conflict-of-interest concerns related to FW Cook.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee currently consists of Delphine François Chiavarini, who is the chair, Marc Dumont and Matthew Szot, each of whom has been determined by our board of directors to be independent in accordance with Nasdaq standards. The nominating and corporate governance committee operates under a written charter, which is periodically reviewed by the nominating and corporate governance committee and by the board of directors as appropriate. A current copy of the nominating and corporate governance committee charter is available on our website at http://senestech.investorroom.com/ on the “Documents and Policies” page under the heading “Corporate Governance.” The functions of the nominating and corporate governance committee include:

●	Evaluating the composition, compensation, size and governance of our board of directors and its committees and make recommendations regarding future planning and the appointment of directors to our committees;

●	Evaluating and recommending candidates for election to our board of directors;

●	Establishing a policy for considering stockholder nominees for election to our board of directors; and

●	Reviewing our corporate governance principles and providing recommendations to the board regarding possible changes.

Commercialization Committee

Our commercialization committee currently consists of Delphine François Chiavarini, who is the chair, Jamie Bechtel and Kenneth Siegel. The commercialization committee was established by our board of directors to provide oversight and direction into the commercialization and sales of the Company’s products.

Finance Committee

Our finance committee currently consists of Matthew Szot, who is the chair, Delphine François Chiavarini, Marc Dumont and Kenneth Siegel. The finance committee was established by our board of directors to provide oversight and direction related to the strategic financing of the Company’s operations.

Director Nomination Process

The board of directors has determined that director nomination responsibilities should be overseen by the nominating and corporate governance committee (the “Committee”). One of the Committee’s goals is to assemble a board that brings to us a variety of perspectives and skills derived from high quality business and professional experience. Factors considered by the Committee include judgment, knowledge, skill, diversity (in the broadest sense), integrity, experience with businesses and other organizations of comparable size, including experience in animal and health sciences, business, finance, administration or public service, the relevance of a candidate’s experience to our needs and experience of other board members, familiarity with national and international business matters, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a candidate would be a desirable addition to the board of directors and any committees of the board of directors. In addition, directors are expected to be able to exercise their best business judgment when acting on behalf of the Company and our stockholders, act ethically at all times and adhere to the applicable provisions of our Code of Business Conduct and Ethics. Other than consideration of the foregoing and applicable SEC and Nasdaq requirements, unless determined otherwise by the Committee, there are no stated minimum criteria, qualities or skills for director nominees. However, the Committee may also consider such other factors as it may deem are in the best interests of the Company and our stockholders. In addition, at least one member of the board of directors serving on the audit committee should meet the criteria for an “audit committee financial expert” having the requisite “financial sophistication” under applicable Nasdaq and SEC rules, and a majority of the members of the board of directors should meet the definition of “independent director” under applicable Nasdaq rules.

The Committee identifies director nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. The Committee also takes into account an incumbent director’s performance as a board member. If any member of the board of directors does not wish to continue in service, if the Committee decides not to re-nominate a member for reelection, if the board decided to fill a director position that is currently vacant or if the board of directors decides to recommend that the size of the board of directors be increased, the Committee identifies the desired skills and experience of a new nominee in light of the criteria described above. Current members of the board of directors and management are polled for suggestions as to individuals meeting the Committee’s criteria. Research may also be performed to identify qualified individuals.

It is the policy of the Committee to consider suggestions for persons to be nominated for director that are submitted by stockholders. The Committee will evaluate stockholder suggestions for director nominees in the same manner as it evaluates suggestions for director nominees made by management, then-current directors or other appropriate sources. Stockholders suggesting persons as director nominees should send information about a proposed nominee to our Secretary at our principal executive offices as referenced above by no later than 120 days before the anniversary of the release date of the prior year’s proxy statement, which date is identified in the section titled “Deadlines for Receipt of Stockholder Proposals.” This information should be in writing and should include a signed statement by the proposed nominee that the nominee is willing to serve as a director of SenesTech, a description of the proposed nominee’s relationship to the stockholder and any information that the stockholder feels will fully inform the Committee about the proposed nominee and the nominee’s qualifications. The Committee may request further information from the proposed nominee and the stockholder making the recommendation. In addition, a stockholder may nominate one or more persons for election as a director at our annual meeting of stockholders if the stockholder complies with the notice, information, consent and other provisions relating to stockholder nominees contained in our Bylaws. Please see the section above titled “Deadlines for Receipt of Stockholder Proposals” for important information regarding stockholder proposals, including director nominations.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics in compliance with applicable rules of the SEC that applies to all of our directors, officers and other employees and consultants. A copy of this policy is available on our website at http://senestech.investorroom.com/ on the “Documents and Policies” page under the heading “Corporate Governance,” or free of charge upon written request to the attention of our Secretary, by regular mail at our principal executive offices, email to inquiries@senestech.com or fax at 928-526-0243. We will disclose, on our website, any amendment to, or a waiver from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the Code of Business Conduct and Ethics enumerated in applicable rules of the SEC. In addition, we have adopted a policy for research misconduct, which also applies to all officers, directors and employees.

2019 DIRECTOR COMPENSATION

The following table sets forth information regarding compensation earned by or paid to our non-employee directors during the year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Total ($)
Jamie Bechtel, JD, Ph.D.	$38,500	$34,000	$38,869	$111,369
Delphine François Chiavarini	$28,500	$24,000	$28,902	$81,402
Marc Dumont	$16,000	$16,000	$20,929	$52,929
Kenneth Siegel (4)	$—	$—	$—	$—
Matthew K. Szot	$26,000	$24,000	$28,902	$78,902
Julia Williams, M.D.	$11,000	$12,000	$16,943	$39,943

(1)	These cash awards represent one half of 2019-2020 cash compensation for board service to be provided through the Annual Meeting in June 2020 (as detailed below) that was paid in calendar year 2019. The annual award is paid in four equal payments on July 1, 2019, October 1, 2019, January 2, 2020 and April 1, 2020. Only two of these quarterly payments were made in calendar year 2019.

(2)	The amounts in this column reflect the aggregate grant date fair value of stock awards granted in 2019, determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) for stock-based compensation. As of December 31, 2019, the total number of shares subject to unvested restricted stock units (“RSUs”) held by each non-employee director was as follows: Dr. Bechtel, 1,198; Ms. Chiavarini, 846; Mr. Dumont, 564; Mr. Szot, 846; and Dr. Williams, 423.

(3)	The amounts in this column reflect the aggregate grant date fair value of option awards granted in 2019, determined in accordance with ASC 718. As of December 31, 2019, the total number of shares subject to outstanding stock options held by each non-employee director was as follows: Dr. Bechtel, 4,143; Ms. Chiavarini, 2,596; Mr. Dumont, 5,114; Mr. Szot, 4,919; and Dr. Williams, 3,804.

(4)	Mr. Siegel was appointed to the board in February 2019 and on May 15, 2019, Mr. Siegel was named Chief Executive Officer of the Company. Mr. Siegel’s total compensation, including his director compensation, is reported in “Executive Officer Compensation - 2019 Summary Compensation Table.”

2019 Non-Employee Director Compensation Program

On June 18, 2019, the board adopted a revised non-employee director compensation program (the “Director Compensation Program”) for providing cash and equity compensation to its non-employee directors for their service on the board and committees of the board. The components of the 2019 Director Compensation Program are as follows:

Cash Compensation:	Amount
Annual general retainer for service on the Board	$17,000
Annual general retainer for service on the Board-Lead Director	$20,000
Incremental annual retainers for chair of committees:
Audit	$15,000
Compensation	$15,000
Nominating and Corporate Governance	$15,000
Commercialization / Sales Committee	$30,000
Finance Committee	$10,000
Incremental annual retainers for members of committees:
Audit	$5,000
Compensation	$5,000
Nominating and Corporate Governance	$5,000
Commercialization / Sales Committee	$5,000
Finance Committee	$5,000

Equity Compensation:	Grant details (value of grant in $)

Annual RSU grant for serving on the board	$10,000
Annual RSU grant for serving on the board-Lead Director	$10,000
Annual stock option grant for serving on the board	$15,000
Annual stock option grant for serving on the board-Lead Director	$10,000
Annual equity grants for serving as chair of committees:
Audit	$5,000 (RSU); $5,000 (Stock option)
Compensation	$5,000 (RSU); $5,000 (Stock option)
Nominating and Corporate Governance	$5,000 (RSU); $5,000 (Stock option)
Commercialization / Sales Committee	$10,000 (RSU); $10,000 (Stock option)
Finance Committee	$5,000 (RSU); $5,000 (Stock option)
Annual equity grants for serving as member of committees:
Audit	$2,000 (RSU); $2,000 (Stock option)
Compensation	$2,000 (RSU); $2,000 (Stock option)
Nominating and Corporate Governance	$2,000 (RSU); $2,000 (Stock option)
Commercialization / Sales Committee	$2,000 (RSU); $2,000 (Stock option)
Finance Committee	$2,000 (RSU); $2,000 (Stock option)

The RSUs granted to non-employee directors pursuant to the Director Compensation Program will vest and become payable after one year of continuous service on the board. The options granted to non-employee directors pursuant to the Director Compensation Program will have an exercise price equal to the closing market price of the Company’s Common Stock on the date of grant. The options will vest in equal quarterly installments over a one-year period, and the options will expire on the fifth anniversary of the date of the grant.

In addition, we reimburse non-employee directors for reasonable travel expenses for participation in board meetings and for travel conducted on behalf of our business.

Mr. Siegel received no additional compensation for his service as a director after being appointed Chief Executive Officer in May 2019. The compensation received by Mr. Siegel as a board member prior to his employment as Chief Executive Officer and his employee compensation during 2019 is presented in “Executive Officer Compensation - 2019 Summary Compensation Table.”

Reduction to 2020 Non-Employee Director Compensation

In response to the uncertainty created by the effects of the COVID-19 novel coronavirus, each of our non-employee directors agreed to a temporary reduction in their cash compensation by 25%. This reduction was effective as of April 1, 2020. The reduction in director compensation will remain effective until the board determines otherwise, taking into account the company’s financial position. Our proxy statement for next year’s Annual Meeting will report the reduction in non-employee director compensation. Similar adjustments were made to the base salaries of our executive officers, described below in “Executive Officer Compensation.”

EXECUTIVE OFFICER COMPENSATION

As a smaller reporting company, we are not required to provide a separately-captioned “Compensation Discussion and Analysis” section. However, in order to provide a greater understanding to our stockholders regarding our compensation policies and decisions with respect to our “named executive officers” identified in the 2019 Summary Compensation Table below, we are including the following narrative disclosure to highlight salient portions of our 2019 executive compensation program. This narrative disclosure should be read in conjunction with the 2019 Summary Compensation Table below and the related tables that follow it.

The discussion below does not address the impact of COVID-19 on the global economy, our business and financial results, or our executive compensation for 2020. However, in response to the uncertainty created by the effects of COVID-19, each of our executive officers agreed to a temporary reduction in their base salaries by 25%. This reduction was effective as of April 1, 2020. The reduction in base salaries will remain effective until the board of directors determines otherwise, taking into account the company’s financial position. The compensation committee will continue to evaluate the impact from the global pandemic on the 2020 executive compensation program. 2020 executive compensation program decisions will be described in our proxy statement for next year’s Annual Meeting.

Compensation Philosophy and Processes

Compensation for our executives and key employees is designed to attract and retain people who share our vision and values and who can consistently perform in such a manner that enables us to achieve our strategic goals. The compensation committee believes that the total compensation package for each of our executive officers is competitive with the market, thereby allowing us to retain executive talent capable of leveraging the skills of our employees and our unique assets in order to increase stockholder value.

Our executive compensation programs are designed to (1) motivate and reward our executive officers, (2) retain our executive officers and encourage quality service, (3) incentivize our executive officers to appropriately manage risks while improving our financial results, and (4) align executive officers’ interests with those of our stockholders. Under these programs, our executive officers are rewarded for the achievement of Company objectives and the realization of increased stockholder value.

The program seeks to remain competitive with the market while also aligning the executive compensation program with stockholder interests through the following types of compensation: (i) base salary; (ii) annual cash-based incentive bonuses; and (iii) equity-based incentive awards.

Key Executive Compensation Objectives

The compensation policies developed by the compensation committee are based on the philosophy that compensation should reflect both Company-wide performance, financial and operational performance, and the individual performance of the executive, including management of personnel under his or her supervision. The compensation committee’s objectives when setting compensation for our executive officers include:

●	Setting compensation levels that are sufficiently competitive such that they will motivate and reward the highest quality individuals to contribute to our goals, objectives and overall financial success. This is done in part through reviewing and comparing the compensation of other companies in our peer group.

●	Retaining executives and encouraging their continued quality service, thereby encouraging and maintaining continuity of the management team. Our competitive base salaries combined with cash and equity incentive bonuses, retirement plan benefits and the vesting requirements of our equity-based incentive awards, encourage high-performing executives to remain with the Company.

●	Incentivizing executives to appropriately manage risks while attempting to improve our financial results, performance and condition.

●	Aligning executive and stockholder interests. The compensation committee believes the use of equity compensation as a key component of executive compensation is a valuable tool for aligning the interests of our executive officers with those of our stockholders.

Our compensation program is designed to reward superior performance of both the Company and of each individual executive and seeks to encourage actions that drive our business strategy. Our compensation strategy is to provide a competitive opportunity for senior executives, taking into account their total compensation packages.

Oversight of Executive Compensation

The Role of the Compensation Committee in Setting Compensation. Our compensation committee determines the compensation of our executive officers other than that of our chief executive officer. The compensation committee reviews base salary levels for executive officers of our Company and approves raises and bonuses based upon the Company’s achievements, individual performance and competitive and market conditions. The compensation committee also approves or makes recommendations to our board of directors regarding equity compensation grants to executive officers and other eligible participants under our 2018 Plan. Subject to compensation committee recommendations, our board of directors ultimately must approve the compensation of our chief executive officer.

The Role of Executives in Setting Compensation. While the compensation committee does not delegate any of its functions to others in setting the compensation of senior management, it includes members of senior management in the compensation committee’s executive compensation process. We periodically ask each of our senior executives to provide us with input with regard to their goals for the coming period. These proposals include suggested Company-wide and individual performance goals. The individual goals include not only the goals of such executive but also goals of the employees for whom the executive is responsible. The compensation committee reviews these proposals with the executives and provides the committee’s perspective on them.

The Role of Consultants in Setting Compensation. As the compensation committee deems necessary or helpful, it may retain the services of compensation consultants in connection with the establishment and development of our compensation philosophy and programs in the future. In fiscal 2019, the compensation committee retained FW Cook, an independent compensation consultant, to assist it in its review of executive compensation.

Compensation Risk Assessment

As part of its risk assessment process, the compensation committee reviewed material elements of executive and non-executive employee compensation. The compensation committee concluded that these policies and practices do not create risk that is reasonably likely to have a material adverse effect on us.

The structure of our compensation program for our executive officers does not incentivize unnecessary or excessive risk taking. The base salary component of compensation does not encourage risk taking because it is a fixed amount. The incentive plan awards have risk-limiting characteristics:

●	Annual incentive awards to each of our executive officers are limited to the fixed maximum specified in the incentive plan;

●	Annual incentive awards are based on a review of a variety of performance factors, thus diversifying the risk associated with any single aspect of performance;

●	The compensation committee, which is composed of independent members of our board of directors, approves final incentive plan cash and stock awards in its discretion after reviewing executive and corporate performance; and

●	The significant portion of long-term value is delivered in shares of our Company with a multi-year vesting schedule, which aligns the interests of our executive officers to the long-term interests of our stockholders.

Elements of Compensation

The material elements of the compensation program for our named executive officers include: (i) base salary; (ii) cash-based incentive bonuses; and (iii) equity-based incentive awards.

Base Salaries. We provide each of our named executive officers with a base salary to compensate them for services rendered during the fiscal year and sustained performance. The purpose of the base salary is to reflect job responsibilities, value to the Company and competitiveness of the market. Salaries for our named executive officers are determined by the compensation committee, and for the CEO, recommended to the board of directors, based on the following factors: nature and responsibility of the position and, to the extent available, salary norms for comparable positions; the expertise of the individual executive; and the competitiveness of the market for the executive’s services.

Performance-Based Incentive Bonuses. Our practice is to award performance-based incentive bonuses, based in part on the achievement of performance objectives or significant accomplishments as established by the compensation committee from time-to-time in its discretion. These performance objectives and significant accomplishments are, in part, developed in partnership with the executive and are discussed on an ongoing basis throughout the year. Performance-bonuses may be paid in cash or in shares of stock, in the sole discretion of the compensation committee at the time a bonus is awarded, unless otherwise specified in the individual’s employment agreement.

Equity-Based Incentive Awards. Our equity-based incentive awards are designed to align the interests of our employees and consultants, including our named executive officers, with those of our stockholders. Our compensation committee is responsible for approving equity grants. Vesting of the stock option and restricted stock unit awards is tied to continuous service with the Company and serves as an additional retention measure and long-term incentive.  During 2019, Mr. Siegel received an option grant for 35,000 shares in connection with his appointment to Chief Executive Officer, Mr. Chesterman received an option grant for 2,500 shares and Ms. Wolin received an option grant for 2,000 shares, each of which vests quarterly over three years of continuous service.

Key Compensation Decisions and Developments for Fiscal Year 2019

Following the completion of the 2019 fiscal year, each of our executive officers self-evaluated him or herself against his or her specific goals. The compensation committee also performed its own assessment. Based on the year-end assessments, the compensation committee elected not to grant our executive officers incentive bonuses for calendar year 2019.

●	Base Pay. Pursuant to their respective employment agreements, the 2019 base salaries for our named executive officers were as follows:

Kenneth Siegel Chief Executive Officer	$275,000

Thomas C. Chesterman, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	$250,000

Kim Wolin Executive Vice President, Operations and Secretary	$145,000

Loretta P. Mayer, Ph.D., Former Chair of the Board, Chief Executive Officer and Chief Scientific Officer	$300,000

Cheryl A. Dyer, Ph.D., Former President and Chief Research Officer	$250,000

2019 Summary Compensation Table

The following table sets forth the compensation earned during the past two fiscal years by (i) the person who served as our principal executive officer at the end of 2019; (ii) the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of 2019 and whose total compensation for 2019 exceeded $100,000; and (iii) our former principal executive officer and one additional executive officer whose compensation would have been disclosed under (ii) but that the person was not serving as an executive officer at the end of 2019. The persons described in clauses (i) through (iii) above are collectively referred to herein as our “named executive officers.” Amounts reported for stock and option awards in the table below are calculated based on rules that require reporting of the awards’ entire grant date fair value, calculated in accordance with accounting rules for stock-based compensation. These amounts do not reflect the actual value or amounts that may be realized by the executive officers, which amounts are subject to future stock prices and satisfaction of vesting schedules. As of April 20, 2020, all option grants reported below have exercise prices significantly in excess of our stock price.

Name and Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Kenneth Siegel (4)	2019	$182,573	$—	$5,350	$808,198	$—	$355	$996,476
Chief Executive Officer	2018	$—	$—	$—	$—	$—	$—	$—
Thomas C. Chesterman	2019	$250,000	$—	$—	$31,080	$—	$10,981	$292,061
Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	2018	$250,000	$—	$—	$—	$—	$—	$250,000
Kim Wolin (5)	2019	$145,000	$—	$—	$24,864	$—	$3,575	$173,439
Executive Vice President, Operations and Secretary	2018	$145,000	$14,500	$14,500	$—	$—	$3,387	$177,387
Loretta P. Mayer (6),	2019	$256,923	$—	$—	$—	$—	$338,225	$595,148
Ph.D., Former Chair of the Board, Chief Executive Officer and Chief Scientific Officer	2018	$300,000	$—	$—	$—	$—	$14,427	$314,427
Cheryl A. Dyer (6),	2019	$214,103	$—	$—	$—	$—	$299,918	$514,021
PhD., Former President and Chief Research Officer	2018	$250,000	$—	$—	$—	$—	$6,672	$256,672

(1)	The amounts in this column reflect the aggregate grant date fair value of stock awards granted in 2019, determined in accordance with ASC 718 for stock-based compensation. Assumptions used in the calculation of these award amounts are set forth in Note 11 (Stock-based Compensation) to the financial statements included in our 2019 Annual Report. If the aggregate grant date fair value of the stock awards was determined as of April 20, 2020, using the same assumptions set forth in Note 11, except for a stock price of $3.02 (the stock’s closing price on April 20, 2020), the amount reported for Mr. Siegel in 2019 would be $399.

(2)	The amounts in this column reflect the aggregate grant date fair value of stock options granted in 2019, determined in accordance with ASC 718 for stock-based compensation. Assumptions used in the calculation of these award amounts are set forth in Note 11 (Stock-based Compensation) to the financial statements included in our 2019 Annual Report. If the aggregate grant date fair value of the option awards was determined as of April 20, 2020, using the same assumptions set forth in Note 11, except for a stock price of $3.02 (the stock’s closing price on April 20, 2020), the 2019 amount reported for Mr. Siegel would be $54,782; for Mr. Chesterman, $1,881 and for Ms. Wolin, $1,505. All outstanding options have exercise prices in excess of the stock’s current value.

(3)	The amounts in this column reflect the payment by the Company of life insurance and disability insurance premiums pursuant to respective employment agreements, which amounts were $18,225 for Dr. Mayer and $9,106 for Dr. Dyer. Also includes severance benefits for Drs. Mayer and Dyer, which include salary continuation, COBRA insurance and legal fees of $320,000 ($300,000 salary continuation and $20,000 legal fees) and $290,812 ($250,000 salary continuation; $20,000 legal fees and $20,812 for COBRA insurance), respectively.

(4)	Mr. Siegel was appointed to the board in February 2019 to fill a vacancy. On May 15, 2019, Mr. Siegel was named Chief Executive Officer of the Company. $10,698 of the $182,573 salary above represented non-employee director compensation for his service as a board member. Stock awards with a grant date fair value of $5,350 as well as option grants with a $4,598 grant date fair value were issued in Mr. Siegel’s role as a board member, prior to his commencement as Chief Executive Officer of the Company, and are included in the reported stock and option award amounts.

(5)	The 2018 stock award of $14,500 represents one half of the bonus awarded Ms. Wolin. Ms. Wolin elected to receive $14,500 in cash and $14,500 in Common Stock, issued to Ms. Wolin in lieu of cash.

(6)	Drs. Mayer’s and Dyer’s employment with the Company was terminated effective November 11, 2019. Salaries listed reflect cash payments of salary through this date.

Outstanding Equity Awards at December 31, 2019

The following table sets forth all outstanding equity awards held by each of our named executive officers as of December 31, 2019.

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)(1)	Option expiration date
Kenneth Siegel	415	—		17.08	2/14/2024
	5,834	29,167	(2)	28.40	6/18/2024

Thomas C. Chesterman	6,000	—		10.00	12/01/2025
	209	2,292	(3)	19.96	9/20/2024

Kim Wolin	1,000	—		10.00	7/3/2025
	5,250	—		10.00	11/16/2025
	167	1,834	(3)	19.96	9/20/2024

Loretta P. Mayer	15,000	—		10.00	7/3/2025
	2,000	—		10.00	10/15/2025

Cheryl A. Dyer	15,000	—		10.00	7/3/2025
	2,000	—		10.00	10/15/2025

(1)	The option exercise price is the closing price of our Common Stock on the grant date.

(2)	1/12th of the option vested on August 16, 2019, and the remainder vests in equal 1/12th quarterly installments thereafter.

(3)	1/12th of the option vested on December 20, 2019, and the remainder vests in equal 1/12th quarterly installments thereafter.

Employment Agreements

We have entered into agreements with our named executive officers, which include provisions regarding post-termination compensation. We do not have a formal severance policy or plan applicable to our executive officers as a group.

Agreement with Kenneth Siegel. We entered into an employment letter agreement with Mr. Siegel on May 15, 2019, to serve as the Company’s Chief Executive Officer, effective May 16, 2019. Under the terms of the employment letter agreement, Mr. Siegel received an annual base salary of $275,000 and a one-time signing bonus of a stock option representing 35,000 shares of Common Stock, which vests quarterly over a three-year period and is subject to the terms and conditions of the Company’s 2018 Plan and standard form of option agreement. Mr. Siegel is also eligible to receive an annual incentive bonus with a target value equal to 50% of his annual base salary, payable in cash, subject to his achievement of performance objectives to be determined by the compensation committee or board of directors. In addition, after each full year of employment with the Company, subject to board approval, Mr. Siegel will receive an annual option grant (each, an “Additional Option”) valued at 35% of his then base salary, subject to such vesting terms as determined by the board in its discretion. The initial option and Additional Options that are granted to Mr. Siegel will remain exercisable for five years following the end of his continuous service with the Company. Mr. Siegel will also be eligible to participate in the standard benefits, vacation and expense reimbursement plans offered to similarly situated employees. Mr. Siegel entered into the Company’s standard form of indemnification agreement applicable to its directors and officers.

In the event of Mr. Siegel’s termination by the Company without Cause (as defined in the employment letter agreement) or if Mr. Siegel resigns for Good Reason (as defined in the employment letter agreement), Mr. Siegel will be entitled to severance benefits equal to 12 months’ continuation of his then base salary. In addition, the Company will reimburse Mr. Siegel for COBRA premiums in effect on the date of termination for coverage in effect for him and, if applicable, his spouse and dependent children on such date under the Company’s group health plan(s). Finally, the vesting of Mr. Siegel’s initial option and Additional Options will be accelerated such that he will be deemed vested in those shares subject to the options that would have vested in the 12-month period following his separation date had his employment not ended.

Agreement with Mr. Chesterman. We entered into an employment offer letter with Mr. Chesterman dated November 20, 2015 to serve as our Chief Financial Officer. Pursuant to this agreement, we agreed to pay Mr. Chesterman a salary of $250,000 per year. In addition, Mr. Chesterman is eligible for a performance bonus, which amounts will be determined at least annually by mutual agreement based on achievement of personal and Company goals, and which will be targeted to be no less than $200,000 per year.

Mr. Chesterman is entitled to accrue four weeks paid vacation and ten days of sick leave per calendar year and may participate in our standard benefits plans.

Per the employment offer letter, on November 20, 2015, we granted Mr. Chesterman a stock option to purchase 6,000 shares of our Common Stock at an exercise price equal to $10.00 per share, which option vests over a four-year vesting schedule, with 1⁄48th of the option vesting monthly beginning on January 1, 2016, until such option is vested in full or Mr. Chesterman’s employment is terminated.

Agreement with Ms. Wolin. We entered into an employment letter agreement with Ms. Wolin on January 28, 2020 to serve as our Executive Vice President of Operations, effective January 31, 2020. Pursuant to this agreement, Ms. Wolin is eligible to receive an annual salary of $75,000 per year. Ms. Wolin is also eligible to receive a restricted stock unit award having a value of $75,000, subject to approval by the compensation committee. The award will vest over one year, subject to accelerated vesting upon a termination of employment. Mr. Wolin remains subject to the terms of the Company’s confidential information and inventions assignment agreement.

Insurance Premiums

We pay approximately 75% of premiums for medical insurance and dental insurance for all full-time employees, including our named executive officers. We also offer high deductible plan options that include a healthcare flexible spending account component for all full-time employees, including our named executive officers. These benefits are available to all full-time employees, subject to applicable laws. We also previously paid premiums for life insurance for Dr. Mayer and Dr. Dyer per the terms of their respective employment letter agreements.

Separation Agreements

Agreement with Dr. Mayer. We entered into a separation agreement with Dr. Mayer effective November 12, 2019. Pursuant to separation terms contained in Dr. Mayer’s employment agreement dated June 30, 2016, Dr. Mayer is eligible to receive her base salary and health insurance benefits for a period of 12 months following the effective date of her termination.

Agreement with Dr Dyer. We entered into a separation agreement with Dr. Dyer effective November 12, 2019. Pursuant to separation terms contained in Dr. Dyer’s employment agreement dated June 30, 2016, Dr. Dyer is eligible to receive her base salary and health insurance benefits for a period of 12 months following the effective date of her termination.

Equity Compensation Plan Information

The following table presents certain information regarding our Common Stock that may be issued under our equity plans, including upon the exercise of options and vesting of RSUs granted to employees, consultants or directors as of December 31, 2019:

	Number of securities to be issued upon exercise of outstanding optionsand rights		Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)		(b)	(c)
Equity compensation plans approved by security holders	142,366	(1)	$26.70	33,758
Equity compensation plans not approved by security holders	—		$—	—
Total	142,366	(1)	26.70	33,758

(1)	Amount includes 5,877 RSUs granted and unvested as of December 31, 2019.

Options to purchase Common Stock and RSUs are outstanding under our 2018 Plan and options are outstanding under our 2015 Equity Incentive Plan (the “2015 Plan”). The 2018 Plan was approved by our stockholders at our 2018 Annual Meeting of Stockholders and replaces our 2015 Equity Incentive Plan for purposes of new equity grants. The 2018 Plan enables us to grant options, restricted stock, RSUs and certain other equity-based compensation to our officers, directors, employees and consultants. Under the 2018 Plan, in 2019, we awarded RSUs and options to each of our non-employee directors and awarded options to certain of our executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 1, 2020, information regarding beneficial ownership of our Common Stock by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of the outstanding shares of Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power.

The number of shares listed below under the heading “Total Shares Beneficially Owned” is the aggregate beneficial ownership for each stockholder and includes:

●	Common Stock beneficially owned;

●	Common Stock warrants exercisable;

●	currently vested options and RSUs; and

●	stock options and RSUs that are not currently vested but will become vested within 60 days of May 1, 2020.

Of this total amount, the number of shares of Common Stock underlying options and RSUs that are currently vested and stock options and RSUs that are not currently vested but will become vested within 60 days after May 1, 2020 are deemed outstanding for the purpose of computing the percentage ownership of Common Stock outstanding beneficially owned by a stockholder, director or executive officer (the “Deemed Outstanding Shares”) and are also separately listed below under the heading “Number of Shares Issuable Upon Exercise of Warrants, Options and Vesting of RSUs Exercisable or Vested” but the Deemed Outstanding Shares are not treated as outstanding for the purpose of computing the percentage ownership of Common Stock outstanding beneficially owned by any other person. This table is based on information supplied by officers, directors, principal stockholders and filings made with the SEC. Percentage ownership is based on 2,141,233 shares of Common Stock outstanding as of May 1, 2020.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and dispositive power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o SenesTech, Inc., 23460 N. 19th Avenue, Suite 110, Phoenix, AZ 85027.

		Number of
		Shares Issuable
		Upon
		Exercise
		of Warrants,
		Options
		and Vesting of
		RSUs
		Exercisable or
	Number of	Vested
	Shares Beneficially	as of May 1,	Total Shares Beneficially Owned
Name of Beneficial Owner	Held	2020	Shares	Percent
5% Owners:

Armistice Capital Master Fund Ltd. (1)	363,450	-	363,450	17.0%

Directors, Named Executive Officers and Executive Officers:

Thomas C. Chesterman	494	6,625	7,119	*
Jamie Bechtel, JD, Ph.D.	1,614	5,343	6,957	*
Delphine François Chiavarini	468	3,442	3,910	*
Marc Dumont (2)	6,856	5,678	12,534	*
Kenneth Siegel	35,129	12,078	47,207	2.2%
Matthew K. Szot	3,811	5,765	9,576	*
Julia Williams, M.D. (3)	9,580	4,777	14,357	*
Steven Krause, Ph.D.	-	-	-	*
Kim Wolin	5,865	6,750	12,615	*
Loretta P. Mayer, Ph.D. (4)	8,010	17,000	25,010	1.2%
Cheryl A. Dyer, Ph.D. (4)	6,008	17,000	23,008	1.1%
All current executive officers and directors as a group (9 persons) (5)	63,817	50,458	114,275	5.3%

*	Represents beneficial ownership of less than one percent (1%).

(1)	According to information contained in documents maintained by SenesTech, Inc. Armistice Capital Master Fund Ltd. (“Armistice”) beneficially owns 363,450 shares and 2,954,402 shares issuable upon exercise of warrants. The warrants contain a provision that limits exercise if Armistice would beneficially own in excess of 4.99% (or 9.99% at their election) of our outstanding common stock. Accordingly, no amount of the shares underlying the warrants is included in the table as beneficially owned. According to the Schedule 13G filed by Armistice, Armistice Capital, LLC and Steven Boyd with the SEC on March 16, 2020, Armistice Capital, LLC and Mr. Boyd may be deemed to beneficially own, and share with Armistice, the power to vote and direct the vote, and the power to dispose or direct the disposition of, the total number of shares beneficially owned by Armistice.

(2)	Includes shares of Common Stock held by Marc Dumont and Patrick Dumont, JTWROS, an affiliate of Mr. Dumont.

(3)	Includes shares of Common Stock held by Julia A. Williams MD Trust, an affiliate of Dr. Williams.

(4)	Drs. Mayer and Dyer are married, but for purposes of the share amounts and percentages in this table, their beneficial ownership is displayed separately. Drs. Mayer’s and Dyer’s employment was terminated December 24, 2019. The information provided reflects latest data available to the Company.

(5)	Does not include Drs. Mayer and Dyer.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership on Form 3 and changes in ownership on Form 4 and Form 5. Officers, directors and greater-than-10% stockholders are required by Commission regulations to furnish to us copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, forms filed electronically by the reporting person or written representations from certain reporting persons, we believe that all Section 16(a) filing requirements during the fiscal year ended December 31, 2019 were met in a timely manner by our officers, directors and greater-than-10% beneficial owners, except for the following: one late Form 4 report was filed disclosing a transaction in 2019 by Ms. Wolin and one late Form 4 report was filed disclosing one transaction in 2019 by Mr. Chesterman.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

For the fiscal years ended December 31, 2019 and December 31, 2018, we were not a party to any transactions that require disclosure under Item 404 of Regulation S-K.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements provide for the indemnification of such persons for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact they are or were serving in such capacity. We believe that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors, officers and employees. Furthermore, we have obtained director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us.

Policies and Procedures for Transactions with Related Persons

We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of our audit committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, in which the amount involved requires disclosure under Item 404 of Regulation S-K and such person would have a direct or indirect interest, must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

In addition, if a related person transaction will compromise the independence of one of our directors, our audit committee may recommend that our board of directors reject the transaction if it could affect our ability to comply with securities laws and regulations or Nasdaq listing requirements.

PROPOSAL NO. 2

 AMENDMENT AND RESTATEMENT OF OUR CHARTER TO DECLASSIFY OUR BOARD

General

Our Charter currently divides our board of directors into three classes, designated Class I, Class II and Class III. Each year, on a rotating basis, the terms of office of the directors in one of the three classes expire and they or their successors have then been elected for a three-year term.

In December 2019, the Company received a stockholder proposal from Robert W. Lishman, the trustee of Grover T Wickersham PC Employee Profit Sharing Plan (the “Wickersham Plan”), pursuant to which the board of directors would be directed to take appropriate actions to declassify the board of directors.

Our Nominating and Corporate Governance Committee and board of directors are committed to good corporate governance and practices. After careful consideration, the board of directors, upon the recommendation of the Nominating and Corporate Governance Committee, determined it is in the best interests of the Company and our stockholders to amend and restate our Charter to declassify the board of directors.

In determining whether to propose board declassification to our stockholders, our board of directors carefully reviewed the various arguments for and against a classified board structure. While the board of directors believes that the board structure currently in place promotes a long-term perspective from our board of directors and encourages a person seeking control of the Company to initiate arm’s length discussions with management and the board of directors, there are many potential advantages to declassification, including the growing perception in the investment community that annually elected boards increase the accountability of directors to stockholders.

In coming to its recommendation, the board of directors actively engaged with Grover T. Wickersham, an account holder in the Wickersham Plan, and Mr. Lishman on the text of the proposal being submitted to our stockholders. These collaborative efforts have resulted in Mr. Wickersham and Mr. Lishman agreeing to withdraw the stockholder proposal and the current board-sponsored declassification proposal being presented at the Annual Meeting.

Effects of the Proposed Amendments

The proposed amendments to our Charter (the “Declassification Amendment”) provide for the annual election of directors for one-year terms, commencing upon the expiration of a director’s current term. If approved by stockholders, the one-year term would apply immediately to the director nominees standing for election at the Annual Meeting – our Class I directors. The declassification of the board of directors would then be phased in over a period of two years – Class I and Class II directors would be up for election at the 2021 annual meeting of stockholders, and all directors would be up for election at the 2022 annual meeting of stockholders. The Declassification Amendment would not alter the existing terms of the Class II and Class III directors, whose terms expire at the annual meetings in 2021 and 2022, respectively. Accordingly, directors who had previously been elected to three-year terms will be entitled to complete those terms, and thereafter they or their successors would be elected to one-year terms at each annual meeting of stockholders.

The Declassification Amendment provides that directors elected by the board of directors to fill vacancies after the Annual Meeting would be appointed for a term expiring at the next annual meeting of stockholders following their appointment, even if their predecessors were serving for a longer term. Consistent with Delaware law, the Declassification Amendment would permit stockholders to remove directors serving in a class elected to one-year terms with or without cause. Directors in a class that are serving out the remainder of a three-year term would continue to be removable only for cause.

If our stockholders do not approve the Declassification Amendment, the board of directors will remain classified, with each class of directors serving for 3-year staggered terms.

The description of the Declassification Amendment is qualified in its entirety by reference to the text of the proposed revisions to the Charter, which are attached as Appendix A. Additions are indicated by underlining, and deletions are indicated by strike-outs. If approved by our stockholders, the Second Amended and Restated Certificate of Incorporation would be promptly filed with the Secretary of State of the State of Delaware following the Annual Meeting to affect the Declassification Amendment, and, if approved by our stockholders, the Supermajority Voting and Clarifying Amendment as defined and discussed in Proposal No. 4.

Vote Required

The approval of the amendment and restatement of our Charter to declassify our board of directors requires that at least two-thirds of the shares of common stock entitled to vote on the matter vote “FOR” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE DECLASSIFICATION AMENDMENT.

PROPOSAL NO. 3

AMENDMENT TO THE 2018 EQUITY INCENTIVE PLAN

General

We are seeking stockholder approval of an amendment to our 2018 Plan (the “Plan Amendment”) primarily to increase the number of shares of common stock available for issuance under the 2018 Plan by 800,000 shares, as well as (i) to adjust the maximum amount of 2015 Plan Roll In Shares (as defined below) in Section 3(a)(i) of the 2018 Plan to reflect the 1-for-20 reverse split that became effective on February 4, 2020 (the “Reverse Split”), (ii) to update the Company’s address and (iii) to make clean-up changes to punctuation. All share numbers in this proposal reflect the Reverse Split.

Following the recommendation by our compensation committee, our board of directors unanimously approved the Plan Amendment on May 8, 2020, subject to stockholder approval.

Also, on April 28, 2020, the compensation committee approved a time-based restricted stock unit grant for 30,738 shares to one of our named executive officers, subject to stockholder approval of the Plan Amendment at the Annual Meeting. If the Plan Amendment is not approved, this grant will be rescinded. See below under “New Plan Benefits” for details on this grant.

Purpose and Background

The 2018 Plan is the sole available plan for granting equity compensation to our employees, officers, directors and consultants. The 2018 Plan’s current authorized share reserve is 50,000 shares plus 56,750 shares that have become available for issuance under the 2018 Plan from the 2015 Plan since the 2018 Plan’s inception, as described below. As of May 1, 2020, there are only 6,757 shares remaining available for future grant from this share reserve under the 2018 Plan, an insufficient amount to recruit and retain our employees and directors, particularly in this challenging business environment.

As of May 1, 2020, the closing sales price of a share of our common stock as reported on the Nasdaq Capital Market was $2.15 per share.

In order to continue to have an appropriate supply of shares for equity incentives to recruit, hire and retain the talent required to successfully execute our business plans, our board of directors believes that we will need the additional 800,000 new shares to be available under the 2018 Plan. Although the additional shares will increase the potential dilution to stockholders, the board of directors, in consultation with the compensation committee and the Company’s compensation consultant, believes our equity compensation program is well-managed, reasonable and within market norms with the addition of the new shares.

As of May 12, 2020, 3,394,955 shares of our common stock are outstanding and 6,064,252 shares of our common stock are outstanding on a fully diluted basis (assuming exercise of all outstanding warrants, options and settlement of outstanding restricted stock units). The additional 800,000 shares requested plus the sum of the remaining 6,757 shares available for issuance under the 2018 Plan and the 163,950 shares subject to outstanding awards under the 2018 Plan and the 2015 Plan as of May 12, 2020 (excluding the grant above that is subject to shareholder approval of the Plan Amendment which will be funded out of the 800,000 shares requested) is equal to 16% of our fully diluted shares outstanding. This amount is less than the median of our peer group, which is 21.7% based on information provided to our compensation committee by FW Cook, our compensation consultant. Practically, equity grants will only be effective if the grants represent sufficient dollar value, and we believe that management will be most aligned with stockholders if the grants represent meaningful equity-based compensation.

Under applicable Nasdaq rules, we are required to obtain stockholder approval of the Plan Amendment. If this Proposal No. 3 is approved, the Plan Amendment will become effective as of the date of the Annual Meeting. If this Proposal No. 3 is not approved, the Company may continue to grant awards under the 2018 Plan in accordance with the current terms and the current limited share reserve under the 2018 Plan and, thereafter, we will be unable to grant equity compensation. As a result, we may need to consider other compensation alternatives, such as cash compensation. Replacing equity with cash would increase cash compensation expense and divert cash that could otherwise be used for our business operations or reinvested in the business. As such, the board recommends that stockholders approve the Plan Amendment.

The principal features of the 2018 Plan, taking into account the effect of the Plan Amendment, are summarized below. This summary does not contain all information about the 2018 Plan, as amended by the Plan Amendment, and is qualified in its entirety by reference to the text of the 2018 Plan, as amended by the Plan Amendment, which is attached as Appendix B. Additions are indicated by underlining, and deletions are indicated by strike-outs.

Executive officers and directors have a financial interest in this proposal because they are eligible to participate in the 2018 Plan.

Description of the 2018 Equity Incentive Plan, As Amended

Purpose. The purpose of the 2018 Plan is to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and provide a means by which the eligible recipient may benefit from increases in value of the Company’s common stock.

Eligibility. Our 2018 Plan allows for the grant of incentive stock options to our employees and for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and other stock awards to our employees, officers, directors and consultants. As of May 1, 2020, approximately 25 employees, including four executive officers and five non-employee directors, were eligible to participate in the 2018 Plan.

Authorized Shares. The maximum number of shares of our common stock authorized for issuance under our 2018 Plan is 850,000, which includes the requested 800,000 shares. In addition, the 2018 Plan authorizes for issuance (i) shares that remained available for new grants under the 2015 Plan on the date the board of directors originally approved the 2018 Plan (which amount was 52,155 shares) and (ii) shares subject to outstanding awards under the 2015 Plan on that date that subsequently cease to be subject to such awards (collectively, the “2015 Plan Roll In Shares”). As of May 1, 2020, 70,124 shares remain subject to outstanding awards under the 2015 Plan. To the extent such outstanding awards under the 2015 Plan are exercised for or settled in shares, those shares will not become available for issuance under the 2018 Plan.

To the extent that stock awards granted under our 2018 Plan expire or terminate without being exercised in full or are settled in cash, then any such expiration, termination or settlement will not reduce the number of shares available for issuance under our 2018 Plan.

Additionally, shares issued pursuant to stock awards under our 2018 Plan that we repurchase or that are forfeited, as well as shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award, become available for future grant under our 2018 Plan.

Incentive stock options can be granted under the 2018 Plan in an amount equal to three times the total authorized share reserve of the 2018 Plan.

Plan Administration. Our board of directors or a duly authorized committee of our board of directors administers our 2018 Plan and the stock awards granted under it (references to “board” below generally refer to both). Subject to the terms of the 2018 Plan, the board of directors has the authority to select the individuals to receive awards, determine the terms and conditions of all awards and interpret the provisions of the 2018 Plan and any awards, notices or agreements executed or entered into under the 2018 Plan. The board may amend the 2018 Plan or any awards granted under the 2018 Plan in these and other respects with the written consent of any adversely affected participant, although certain material amendments to the 2018 Plan require stockholder approval. Our board is also authorized to delegate to officers the authority to make grants to non-officer employees, within limits prescribed by the board, the 2018 Plan and applicable law.

Corporate Transactions. Our 2018 Plan provides that the board of directors will determine how each outstanding award will be treated in the event of certain specified significant corporate transactions, including: (1) a sale or other disposition of all or substantially all of our assets, (2) the sale or disposition of at least 90% of our outstanding securities, (3) the consummation of a merger or consolidation where we do not survive the transaction and (4) the consummation of a merger or consolidation where we do survive the transaction but the shares of common stock outstanding prior to such transaction are converted or exchanged into other property by virtue of the transaction. The board of directors may, with respect to time-based and performance-based awards, (1) arrange for the assumption, continuation or substitution of a stock award by a successor corporation, (2) arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation, (3) accelerate the vesting, in whole or in part, of the stock award and provide for its termination prior to the transaction, (4) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us, (5) cancel or arrange for the cancellation of the stock award prior to the transaction in exchange for a cash payment, if any, determined by the board or (6) make a payment, in the form determined by the board, equal to the excess, if any, of the value of the property the participant would have received upon exercise of the stock award prior to the transaction over any exercise price payable by the participant in connection with the exercise. The board of directors is not obligated to treat all stock awards, even those that are of the same type, or all participants in the same manner.

In the event of a change in control, awards granted under the 2018 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement. Under the 2018 Plan, a change in control is defined to include (1) the acquisition by any person of more than 50% of the combined voting power of our then outstanding stock, (2) a merger, consolidation or similar transaction in which our stockholders immediately prior to the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity), (3) our stockholders approve or our board of directors approves a plan of complete dissolution or liquidation or a complete dissolution or liquidation of us otherwise occurs except for a liquidation into a parent corporation, (4) a sale, lease, exclusive license or other disposition of all or substantially all of the assets to an entity that did not previously hold more than 50% of the voting power of our stock and (5) individuals who constitute our incumbent board of directors ceasing to constitute at least a majority of our board of directors.

Types of Awards. The 2018 Plan permits the grant of any or all of the following types of awards.

Stock Options. Incentive stock options and nonstatutory stock options are granted pursuant to stock option agreements adopted by the board of directors. The board of directors determines the exercise price for stock options, within the terms and conditions of the 2018 Plan, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our common stock on the date of grant, except for awards we assume or substitute in acquisition transactions. Options granted under the 2018 Plan vest at the rate specified in the stock option agreement as determined by the board of directors.

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the board of directors. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the board of directors or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the board of directors. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us or any other form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. The board of directors determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ceases for any reason, we may receive through a forfeiture condition or a repurchase right any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the board of directors. The board of directors determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2018 Plan vests at the rate specified in the stock appreciation right agreement as determined by the board of directors.

Other Stock Awards. The board of directors may grant other awards based in whole or in part by reference to our common stock. The board of directors will set the number of shares under the stock award and all other terms and conditions of such awards.

Repricing. The 2018 Plan prohibits the board of directors, without stockholder approval, from lowering the exercise or grant price of an option after it is granted, except in connection with capitalization adjustments provided under the 2018 Plan, taking any other action that is treated as a repricing under generally accepted accounting principles, canceling an option at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another option or stock appreciation right, restricted stock, or other equity award, or issuing an option or stock appreciation right or amending an outstanding option or stock appreciation right to provide for the grant or issuance of a new option or stock appreciation right on exercise of the original option or stock appreciation right.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the 2018 Plan, (ii) the class and maximum number of shares that may be issued upon the exercise of incentive stock options and (iii) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.

Transferability. Under our 2018 Plan, the board of directors may provide for limitations on the transferability of awards, in its sole discretion. Option awards are generally not transferable other than by will or the laws of descent and distribution, unless otherwise permitted by the board.

Plan Amendment or Termination. Our board of directors has the authority to amend, suspend or terminate our 2018 Plan, although certain material amendments require the approval of our stockholders, and amendments that would impair the rights of any participant require the consent of that participant.

U.S. Federal Income Tax Information

The following is a general summary of the material U.S. federal income tax consequences of the 2018 Plan to us and to participants in the 2018 Plan who are subject to U.S. federal taxes. The summary is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the U.S. Treasury regulations promulgated thereunder, rulings and other guidance issued by the Internal Revenue Service and judicial decisions as in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be relevant or important to participants in the 2018 Plan, including U.S. gift or estate tax consequences or foreign, state or local tax consequences.

Incentive Stock Options. Generally, for U.S. federal income tax purposes, a participant will not recognize any income upon the grant or vesting of an incentive stock option under the 2018 Plan. If a participant exercises an incentive stock option during the participant’s employment as an employee or within three months after the participant’s employment as an employee ends (12 months in the case of permanent and total disability), the participant generally will not recognize income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will recognize income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or exchanges the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date of exercise and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price. If a participant disposes of the shares that the participant receives upon exercise of an incentive stock option before the end of these holding periods, the disposition will constitute a disqualifying disposition, and the participant generally will recognize compensation taxable as ordinary income in the year of the disposition equal to the excess, on the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or generally, if less, the excess of the amount realized on the sale of the shares over the option exercise price), and the participant will recognize capital gain or loss, long-term or short-term, as the case may be, equal to the difference between (i) the amount the participant received and (ii) the option exercise price increased by the amount of compensation income, if any, the participant recognized. Special rules apply if a participant uses already owned shares of our common stock to pay the option exercise price or if the shares of common stock that the participant receives upon exercise are subject to a substantial risk of forfeiture.

Nonqualified Stock Options. Generally, for U.S. federal income tax purposes, a participant will not recognize any income upon the grant or vesting of a nonqualified stock option under the 2018 Plan with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon exercise of a nonqualified stock option, the participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the stock underlying the nonqualified stock option on the date of exercise over the option exercise price. Upon a sale of the shares acquired upon exercise of the nonqualified stock option, the participant generally will recognize short-term or long-term capital gain or loss, depending on how long the participant held the shares, equal to the difference between the amount received from the sale and the fair market value of the shares at the time of exercise of the nonqualified stock option. If a participant pays the option exercise price entirely in cash, the tax basis of the shares that the participant receives upon exercise generally will be equal to their fair market value on the exercise date (but not less than the option exercise price), and the shares’ holding period will begin on the day after the exercise date. Special rules apply if a participant uses already owned shares of our common stock to pay the option exercise price or if the shares of our common stock that the participant receives upon exercise are subject to a substantial risk of forfeiture. The same tax consequences described in this paragraph also apply to an incentive stock option that a participant exercises more than three months after the participant’s termination of employment as an employee (or more than 12 months after termination in the case of permanent and total disability).

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a stock appreciation right with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon exercise of a stock appreciation right, a participant will recognize compensation taxable as ordinary income equal to the difference between the fair market value of the underlying shares on the date of exercise and the grant price of the stock appreciation right.

Unrestricted Stock Awards. If a participant receives shares of stock under the 2018 Plan that are not subject to restrictions, the participant generally will recognize compensation taxable as ordinary income at the time of receipt of the shares in an amount equal to the fair market value of the shares at the time of grant minus the amount, if any, paid for the shares. The participant’s holding period for the shares will begin on the date that the participant receives the shares, and the participant’s tax basis in the shares will be the amount of ordinary income the participant recognizes plus the amount, if any, paid for the shares.

Restricted Stock Awards. Upon receipt of a restricted stock award, a participant generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. Instead of postponing the federal income tax consequences of a restricted stock award until the restrictions lapse, a participant may elect to recognize compensation taxable as ordinary income in the year of the award in an amount equal to the fair market value of the shares at the time of receipt. This election is made under Section 83(b) of the Code. In general, a Section 83(b) election is made by filing a written notice with the Internal Revenue Service within 30 days of the date of grant of the restricted stock award for which the election is made and must meet certain technical requirements.

The tax treatment of a subsequent disposition of restricted stock will depend upon whether a participant has made a timely and proper Section 83(b) election. If a participant makes a timely and proper Section 83(b) election, when the participant sells the restricted shares, the participant generally will recognize short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant receives from the sale and the tax basis of the shares sold. If no Section 83(b) election is made, any disposition after the restriction lapses generally will result in short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, the participant paid for the shares plus the amount of taxable ordinary income recognized either at the time the restrictions lapsed or at the time of the 83(b) election, if an election was made. If a participant has to forfeit the shares to us (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction for the amount of compensation income recognized as a result of making the Section 83(b) election, and the participant generally will have a capital loss equal to the amount, if any, paid for the shares.

Restricted Stock Units. A participant generally will not recognize income at the time a stock unit is granted. When any part of a stock unit is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the then fair market value of any shares, cash or property the participant receives.

U.S. Federal Income Tax Consequences to Us. In the foregoing cases, we generally will be entitled to a deduction at the same time and in an amount equal to the ordinary income recognized by the participant, subject to certain limitations on deductions for compensation contained in the Code.

Code Section 409A. We intend that awards granted under the 2018 Plan comply with, or otherwise be exempt from, Section 409A of the Code.

New Plan Benefits

All awards to employees, officers, directors and consultants under the 2018 Plan are generally made at the discretion of the committee. Therefore, the benefits and amounts that will be received or allocated under the 2018 Plan are not generally determinable at this time. However, please refer to the description of grants made to our named executive officers in the last fiscal year described in the “Executive Officer Compensation” section above. Grants made to our non-employee directors in the last fiscal year are described in the “2019 Director Compensation” table.

On April 28, 2020, the compensation committee approved a time-based restricted stock unit grant for 30,738 shares to Kim Wolin, subject to stockholder approval of the Plan Amendment. If the Plan Amendment is not approved, this grant will be rescinded. The restricted stock units granted to Ms. Wolin vest upon the earlier of one year after grant or upon Ms. Wolin’s earlier termination of employment, subject to stockholder approval of the Plan Amendment. No other grants have been made under the 2018 Plan subject to stockholder approval of the Plan Amendment.

Name and Position	Number of Shares Subject to April 2020 Grants	Dollar Value ($)
Kim Wolin Executive Vice President, Operations and Secretary	30,738	75,000
All current executive officers as a group	0	0
All current directors who are not executive officers as a group	0	0
All employees, including all current officers who are not executive officers, as a group	0	0

(1)	Dollar value is based on the closing price of our common stock on the date of grant of the award, which is subject to and contingent on stockholder approval of the Plan Amendment.

Since inception of the 2018 Plan in June 2018, the following persons and groups have been granted options to purchase the following number of shares of Company common stock as of May 1, 2020: Kenneth Siegel, Chief Executive Officer, 35,724 shares; Thomas Chesterman, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, 2,500 shares; Kim Wolin, Executive Vice President, Operations and Secretary, 2,000 shares; Loretta P. Mayer, former Chair of the Board and former Chief Executive Officer and Chief Scientific Officer, 0 shares; and Cheryl A Dyer, former President and Chief Research Officer, 0 shares; all current executive officers as a group, 65,224 shares; all current directors who are not executive officers as a group, 13,725 shares; each nominee for election as a director, 0 shares; each associate of any such directors, executive officers or nominees, 0 shares; each other person who received or is to receive 5% of such options, 0 shares; and all employees, including all current officers who are not executive officers, as a group, 21,044 shares.

Vote Required

The approval of the amendment to the 2018 Plan requires that a majority of shares of common stock cast and present and entitled to vote on the matter vote “FOR” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 2018 PLAN.

PROPOSAL NO. 4

Amendment TO the Charter to eliminate the supermajority voting requirement regarding amendment to certain provisions of the Charter and effect other clarifiCATIONS

General

Our Charter currently requires the affirmative vote of the holders of sixty-six and two-third percent (66 2/3%) of the voting power of all outstanding shares of the Company entitled to vote thereon to amend, alter or repeal, or adopt any provision inconsistent with the purpose and intent of Articles V (number and terms of directors), VI (amendments to bylaws), VII (corporate existence), VIII (stockholder meetings), IX (indemnification), XI (exclusive forum) or XII (amendments to the Charter) of the Charter (“Charter Amendments”). Our board of directors will only implement the Charter Amendment if the Declassification Amendment is approved.

Our Nominating and Corporate Governance Committee and board of directors are committed to good corporate governance and practices. After careful consideration, the board of directors, upon the recommendation of the Nominating and Corporate Governance Committee, determined it is in the best interests of the Company and our stockholders to amend our Charter to remove the supermajority voting requirement regarding amendment to the Charter and effect other clarifications (the “Supermajority Voting and Clarifying Amendment”). However, because the supermajority voting provisions in the Charter are consistent with protections offered by a staggered board, we will only implement the Supermajority Voting and Clarifying Amendment if the Declassification Amendment is also adopted by the Company’s stockholders.

In determining whether to removal of the supermajority voting requirement to our stockholders, our board of directors carefully reviewed the various arguments for and against a supermajority voting standard. The supermajority voting requirement was originally put in place to, among other things, protect the Company’s stockholders, including minority stockholders, by ensuring that material amendments to the Charter are not completed without the approval of a substantial majority of the Company’s stockholders. However, the board of directors, after carefully considering current trends and best practices in corporate governance, has determined that lowering the voting requirement to a simple majority is more reflective of best governance practice to enhance accountability to stockholders.

Effects of the Proposed Amendments

The proposed Supermajority Voting and Clarifying Amendment effectively would reduce the voting requirements under the Charter to approve Charter Amendments from an affirmative vote of sixty-six and two-third percent (66 2/3%) of the voting power of all outstanding shares of the Company entitled to vote thereon to the statutory default simple majority of the outstanding shares entitled to vote thereon.

In addition to eliminating the supermajority voting requirement for approving Charter Amendments to a simple majority of votes entitled to be cast, the proposed Supermajority Voting and Clarifying Amendment would: (i) eliminate the last paragraph in Article IV of the Charter which describes the effect of a previous reverse stock split; (ii) conform the use of capitalized terms throughout; and (iii) update cross-references.

If approved by stockholders, the required stockholder approval for Charter Amendments would be a majority of the outstanding shares of the Company entitled to vote thereon. If our stockholders do not approve the Supermajority Voting and Clarifying Amendment, the Company’s supermajority voting requirement for approving Charter Amendments will remain in place and approval of these items will continue to require the vote of at least sixty-six and two-third percent (66 2/3%) of the voting power of all outstanding shares of the Company entitled to vote thereon.

The description of the Supermajority Voting and Clarifying Amendment is qualified in its entirety by reference to the text of the proposed revisions to the Charter, which are attached as Appendix A. Additions are indicated by underlining, and deletions are indicated by strike-outs. If approved by our stockholders, along with the Declassification Amendment, the Second Amended and Restated Certificate of Incorporation would be promptly filed with the Secretary of State of the State of Delaware following the Annual Meeting to affect the Supermajority Voting and Clarifying Amendment.

Vote Required

The approval of amendment to the Charter to eliminate the supermajority voting requirement regarding amendment to certain provisions of the Charter and effect other clarifications requires that at least two-thirds of the shares of common stock entitled to vote on the matter vote “FOR” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE SUPERMAJORITY VOTING AND CLARIFYING AMENDMENT.

PROPOSAL NO. 5

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of M&K CPAS, PLLC (“M&K”) has acted as our auditor since December 22, 2014 and has audited our financial statements for each of our 2014 to 2019 fiscal years. M&K is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report on its audit.

The audit committee has appointed, and the board of directors has ratified the audit committee’s appointment of, M&K as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Stockholder ratification of the appointment of M&K as our independent registered public accounting firm is not required by the Bylaws or otherwise. In the event that the stockholders fail to ratify the appointment, the audit committee may reconsider its appointment of M&K. Even if the appointment is ratified, the audit committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and our stockholders. A representative of M&K is expected to be present at the Annual Meeting, where the representative will have the opportunity to make a statement and to respond to appropriate questions.

Principal Accountant Fees and Services

The aggregate fees billed by M&K for the years ended December 31, 2019 and 2018 for professional services described below are as follows:

	Year Ended December 31,
	2019	2018
Audit fees (1)	$57,983	$57,342
Audit-related fees (2)	$7,900	$15,125
Tax fees	$—	$—
All other fees	$—	$—
Total fees	$65,883	$72,467

(1)	Includes audit fees related to professional services rendered in connection with the audit of our annual consolidated financial statements, the reviews of the consolidated financial statements included in each of our quarterly reports on Form 10-Q, and accounting services that relate to the audited consolidated financial statements and are necessary to comply with generally accepted auditing standards.

(2)	Includes audit-related fees related to attestation services rendered in connection with our rights offering, completed on August 13, 2018 and our secondary offering of common stock, completed July 16, 2019, our registered direct offering of common stock. Such services were reasonably related to the performance of M&K’s audit of our financial statements and not reported under the caption “Audit fees.”

Pre-Approval Policies and Procedures

We have implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, our audit committee pre-approves all services to be provided by M&K and the estimated fees related to these services.

All audit, audit-related, and tax services were pre-approved by the audit committee, which concluded that the provision of such services by M&K was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. Our pre-approval policies and procedures provide for the audit committee’s pre-approval of specifically described audit, audit-related, and tax services on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policies and procedures also require specific approval by the audit committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The policies and procedures authorize the audit committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

Audit Committee Report

In connection with our financial statements for the fiscal year ended December 31, 2019, the audit committee has:

●	Reviewed and discussed the audited financial statements with management;

●	Discussed with our independent registered public accounting firm, M&K CPAS PLLC, the matters required to be discussed by applicable auditing standards, including Auditing Standard No. 1301, Communications with Audit Committees; and

●	Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon these reviews and discussions, the audit committee approved and recommended to the board of directors that our audited financial statements be included in our 2019 Annual Report filed with the SEC.

Submitted by the Audit Committee:

Matthew K. Szot (Chair)

Delphine François Chiavarini

Marc Dumont

Vote Required

The ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm requires that a majority of shares of common stock present and entitled to vote on the matter vote “FOR” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF M&K CPAS, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

OTHER MATTERS

Stockholder Communications with the Board of Directors and Board Attendance at Annual Stockholder Meetings

Our stockholders may, at any time, communicate in writing with any member or group of members of the board of directors by sending such written communication to the attention of our Secretary by regular mail to our principal executive offices.

Copies of written communications received by our Secretary will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of our Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to us or our business, or communications that relate to improper or irrelevant topics.

The chair of the board of directors is expected to make all reasonable efforts to attend our annual stockholder meeting. If the board chair is unable to attend an annual stockholder meeting for any reason, at least one other member of the board of directors is expected to attend. Other members of the board of directors are expected to attend our annual stockholder meeting if reasonably possible. All of our directors attended our 2019 annual meeting of stockholders.

Proxy Materials Delivered to a Shared Address

Stockholders who have the same mailing address and last name may have received a notice that your household will receive only one Notice. This practice, commonly referred to as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice, from the Company or from your bank, broker or other registered holder, that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. A number of banks, brokers and other registered holders with account holders who are our stockholders household our proxy materials. If you hold your shares in street name, and no longer wish to participate in householding and would prefer to receive separate proxy materials in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify your bank, broker or other registered holder. If you are a holder of record, and no longer wish to participate in householding and would prefer to receive separate proxy materials in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify us in writing at SenesTech, Inc., 23460 N. 19th Avenue, Suite 110, Phoenix, AZ 85027, Attention: Secretary, or by telephone at (928) 779-4143. Any stockholder residing at a shared address to which a single copy of the proxy materials was delivered who wishes to receive a separate copy of our proxy statement may obtain a copy by written request addressed to SenesTech, Inc., 23460 N. 19th Avenue, Suite 110, Phoenix, AZ 85027, Attention: Secretary. We will deliver a separate copy of our proxy statement to any stockholder who so requests in writing promptly following our receipt of such request.

Transaction of Other Business

Our board of directors knows of no other matters to be submitted at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in respect thereof as the proxy holders deem advisable.

Form 10-K

We will provide, without charge upon the written request of any beneficial owner of shares of our common stock entitled to vote at the Annual Meeting, a copy of our 2019 Annual Report, as filed with the SEC, but excluding exhibits. Written requests should be mailed to our principal executive offices, located at: SenesTech, Inc., 23460 N. 19th Avenue, Suite 110, Phoenix, AZ 85027, Attention: Secretary.

Appendix A

PROPOSED FORM OF
SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

NOTE: Additions are indicated by underlining, and deletions are indicated by strike-outs. The Declassification Amendment effects certain changes to Article V. All other changes are to be effected by the Supermajority Voting and Clarifying Amendment.

SENESTECH, INC.

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware (the “DGCL”))

SenesTech, Inc., a corporation organized and existing under and by virtue of the provisions of the DGCL,

DOES HEREBY CERTIFY:

1.	That the name of this corporation is SenesTech, Inc., and that this corporation was originally incorporated pursuant to the DGCL on November 12, 2015, under the name SenesTech, Inc.

2.	That the Board of Directors duly adopted resolutions proposing to amend and restate the Amended and Restated Certificate of Incorporation, as amended, of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Amended and Restated Certificate of Incorporation, as amended, of this corporation be amended and restated in its entirety (as amended and restated, this “Certificate of Incorporation”) to read as follows:

ARTICLE I

The name of the corporation is SenesTech, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, 19808. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law, as the same exists or as may hereafter be amended from time to time ~~(the “DGCL”)~~.

ARTICLE IV

The total number of shares of stock that the Corporation shall have authority to issue is 110,000,000, consisting of the following:

100,000,000 shares of Common Stock, par value $0.001 per share. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at a meeting of ~~S~~stockholders.

10,000,000 shares of Preferred Stock, par value $0.001 per share, which may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in th~~e~~is Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

~~Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of this Amended and Restated Certificate of Incorporation, and without regard to any other provision of this Certificate of Incorporation, each five (5) shares of Common Stock, either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time shall be and is hereby automatically combined and converted (without any further act) into one (1) share of fully paid and nonassessable shares of Common Stock without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, with resultant fractional shares rounded to the nearest whole number of shares (and no consideration payable therefor). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (each, an “Old Certificate”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the rounding of fractional share interests as described above.~~

ARTICLE V

The number of directors that constitutes the entire Board of Directors of the Corporation shall be fixed by, or in the manner provided in, the ~~B~~bylaws of the Corporation. At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier death, retirement, disqualification, resignation or removal; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the DGCL.

~~Effective upon the effective date of the Corporation’s initial public offering (the “IPO Effective Date”), the directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The Board of Directors may assign members of the Board of Directors already in office to such classes at the time such classification becomes effective. The term of office of the initial Class I directors shall expire at the first regularly scheduled annual meeting of the stockholders following the IPO Effective Date, the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders following the IPO Effective Date and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders following the IPO Effective Date. At each annual meeting of stockholders, commencing with the first regularly-scheduled annual meeting of stockholders following the IPO Effective Date, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified.~~Beginning with the annual meeting of stockholders to be held in the year ending December 31, 2020, directors shall be elected annually for one-year terms expiring at the Corporation’s next succeeding annual meeting of stockholders. Each director who was elected in 2018 for a three-year term expiring in 2021 (the “Class II directors”), and each director who was elected in 2019 for a three-year term expiring in 2022 (the “Class III directors”), shall continue to hold office until the end of the term for which such director was elected, or until their earlier death, retirement, disqualification, resignation or removal (which removal, until the end of their term, may only be for cause, notwithstanding anything else in this Certificate of Incorporation to the contrary). Upon expiration of the Class II directors’ and Class III directors’ terms, their class designation will be removed and each of the successors elected to replace the directors shall be elected to hold office until the next succeeding annual meeting of stockholders following their election.

Any director or the entire Board of Directors may be removed from office at any time, ~~but only for~~with or without cause, ~~and only~~ by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors. Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV hereof in relation to the rights of the holders of Preferred Stock to elect directors under specified circumstances, ~~N~~newly created directorships resulting from any increase in the number of directors, created in accordance with the ~~B~~bylaws of the Corporation, and any vacancies on the Board of Directors ~~resulting from death, resignation, disqualification, removal or other cause~~ shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next succeeding annual meeting of stockholders following their election ~~of the class for which such director shall have been chosen until his or her~~until their successor shall have been duly elected and qualified, or until such director’s earlier death, retirement, disqualification, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the ~~B~~bylaws of the Corporation. The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s ~~B~~bylaws. The Corporation’s ~~B~~bylaws may also be adopted, amended, altered or repealed by the stockholders of the Corporation. Notwithstanding the above or any other provision of this Certificate of Incorporation, the ~~B~~bylaws of the Corporation may not be amended, altered or repealed except in accordance with Article ~~XIII~~X of the ~~B~~bylaws. No ~~B~~bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such ~~B~~bylaw had not been adopted, amended, altered or repealed.

ARTICLE VII

The Corporation is to have perpetual existence.

ARTICLE VIII

Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined exclusively by resolution of the Board of Directors in its sole and absolute discretion.

Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of stockholders of the Corporation may be called only by the Chairperson of the Board of Directors, the Chief Executive Officer, the President or the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors, and any power of the stockholders to call a special meeting is hereby specifically denied. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting. The Board of Directors may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the ~~B~~bylaws of the Corporation.

Elections of directors need not be by written ballot unless the ~~B~~bylaws of the Corporation shall so provide.

No stockholder will be permitted to cumulate votes at any election of directors.

Meetings of stockholders may be held within or outside of the State of Delaware, as the ~~B~~bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the ~~B~~bylaws of the Corporation.

ARTICLE IX

To the fullest extent permitted by the DGCL or any other law of the State of Delaware, in each case as they presently exist or may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

The Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board of Directors.

The Corporation shall have the power to indemnify, to the extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of this Corporation’s Certificate of Incorporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

If any provision of this Certificate of Incorporation is held to be invalid, illegal or unenforceable for any reason: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent permitted by law.

ARTICLE XI

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Corporation, (B) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (C) any action asserting a claim against the Corporation or any director, officer or other employee of the Corporation arising pursuant to any provision of the DGCL or the Corporation’s Certificate of Incorporation or ~~B~~bylaws, or (D) any action or proceeding asserting a claim against the Corporation or any director, officer or other employee of the Corporation governed by the internal affairs doctrine.

ARTICLE XII

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including any rights, preferences or other designations of Preferred Stock), in the manner now or hereafter prescribed by this Certificate of Incorporation and the DGCL; and all rights, preferences and privileges herein conferred upon stockholders by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article XII~~; provided, however, that notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors and the affirmative vote of the holders of at least sixty-six and two-third percent (66 2/3%) of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision as part of this Certificate of Incorporation inconsistent with the purpose and intent of, Article V, Article VI, Article VII, Article VIII, Article IX, Article XI or this Article XII (including, without limitation, any such Article as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other Article)~~.

* * *

3.	That the foregoing amendment and restatement was approved by the holders of the requisite number of shares of this corporation in accordance with Section 228 of the DGCL.

4.	That this Second Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this corporation’s Amended and Restated Certificate of Incorporation, as amended, has been duly adopted in accordance with Sections 242 and 245 of the DGCL.

IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this ~~December 8, 2016.~~__________, 2020.

By:	~~/s/ Loretta P. Mayer, Ph.D.~~
~~Loretta P. Mayer, Ph.D.~~
Kenneth Siegel
Chief Executive Officer

Appendix B

PROPOSED FORM OF
2018 EQUITY INCENTIVE PLAN,

 AS AMENDED BY THE PLAN AMENDMENT

NOTE: Additions are indicated by underlining, and deletions are indicated by strike-outs.

SENESTECH, INC.

2018 EQUITY INCENTIVE PLAN

1.	General.

(a) Eligible Stock Award Recipients. Employees, Directors and Consultants are eligible to receive Stock Awards.

(b) Available Stock Awards. The Plan provides for the grant of the following types of Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards and (vi) Other Stock Awards.

(c) Purpose. The Plan, through the granting of Stock Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.	Administration.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine (A) who will be granted Stock Awards; (B) when and how each Stock Award will be granted; (C) what type of Stock Award will be granted; (D) the provisions of each Stock Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Stock Award; (E) the number of shares of Common Stock subject to a Stock Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Stock Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Stock Award fully effective.

(iii) To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which a Stock Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or a Stock Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under his or her then-outstanding Stock Award without his or her written consent except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Stock Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Stock Awards available for issuance under the Plan. Except as provided in the Plan (including subsection (viii) below) or a Stock Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Stock Award unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 422 of the Code regarding Incentive Stock Options.

(viii) To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Stock Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Stock Awards without the affected Participant’s consent (A) to maintain the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Stock Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Stock Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(xi) To effect, with the consent of any adversely affected Participant, (A) the modification of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company. In no event, however, shall the Board have the right, without stockholder approval, to (i) lower the exercise or grant price of an Option or SAR after it is granted, except in connection with Capitalization Adjustments provided in Section 9; (ii) cancel an Option or SAR at a time when its exercise or grant price exceeds the Fair Market Value of the underlying stock, in exchange for cash, another option or stock appreciation right, restricted stock, or other equity award; (iii) take any other action that is treated as a repricing under generally accepted accounting principles, or (iv) issue an Option or SAR or amend an outstanding Option or SAR to provide for the grant or issuance of a new Option or SAR on exercise of the original Option or SAR.

(c) Delegation to Committee. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Stock Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(t) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.	Shares Subject to the Plan.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed ~~1,000,000~~850,000 shares ~~on a pre-reverse stock split basis~~, plus the following additional shares: (A) any authorized shares of Common Stock available for issuance, and not issued or subject to outstanding Stock Awards, under the Company’s 2015 Incentive Plan (the “Prior Plan”) on the Effective Date shall cease to be set aside or reserved for issuance pursuant to the Prior Plan, effective on the Effective Date, and shall instead be set aside and reserved for issuance pursuant to the Plan; and (B) any shares of Common Stock subject to outstanding Stock Awards under the Prior Plan on the Effective Date that cease to be subject to such awards following the Effective Date (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares), shall cease to be set aside or reserved for issuance pursuant to the Prior Plan, effective on the date upon which they cease to be so subject to such awards, and shall instead be set aside and reserved for issuance pursuant to the Plan, up to an aggregate maximum of ~~2,874,280~~122,279 shares pursuant to clauses (A) and (B) of this paragraph (i) (taken all together, the “Share Reserve”).

(ii) For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).

(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be a number of shares of Common Stock equal to three (3) multiplied by the Share Reserve.

(d) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.	Eligibility.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Consultants. A Consultant will not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or sale of the Company’s securities to such Consultant is not exempt under Rule 701 because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other provision of Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

5.	Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Stock Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Stock Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Stock Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Stock Award if such Stock Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations;

(v) according to a deferred payment or similar arrangement with the Optionholder; provided, however, that interest will compound at least annually and will be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Optionholder under any applicable provisions of the Code, and (B) the classification of the Option as a liability for financial accounting purposes; or

(vi) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Stock Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the strike price. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Stock Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Stock Award Agreement, which period will not be less than thirty (30) days if necessary to comply with applicable laws unless such termination is for Cause) and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(h) Extension of Termination Date. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement. In addition, unless otherwise provided in a Participant’s Stock Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement, which period will not be less than six (6) months if necessary to comply with applicable laws), and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Stock Award Agreement, which period will not be less than six (6) months if necessary to comply with applicable laws), and (ii) the expiration of the term of such Option or SAR as set forth in the Stock Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Stock Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Stock Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement, in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

(m) Early Exercise of Options. An Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Subject to the “Repurchase Limitation” in Section 8(m), any unvested shares of Common Stock so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate. Provided that the “Repurchase Limitation” in Section 8(m) is not violated, the Company will not be required to exercise its repurchase right until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option Agreement.

(n) Right of Repurchase. Subject to the “Repurchase Limitation” in Section 8(m), the Option or SAR may include a provision whereby the Company may elect to repurchase all or any part of the vested shares of Common Stock acquired by the Participant pursuant to the exercise of the Option or SAR.

(o) Right of First Refusal. The Option or SAR may include a provision whereby the Company may elect to exercise a right of first refusal following receipt of notice from the Participant of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option or SAR. Such right of first refusal will be subject to the “Repurchase Limitation” in Section 8(m). Except as expressly provided in this Section 5(o) or in the Stock Award Agreement, such right of first refusal will otherwise comply with any applicable provisions of the bylaws of the Company.

6.	Provisions of Stock Awards Other than Options and SARs.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Subject to the “Repurchase Limitation” in Section 8(m), shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

(c) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	Covenants of the Company.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of a Stock Award or the subsequent issuance of cash or Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.	Miscellaneous.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Stock Award Agreement as a result of a clerical error in the papering of the Stock Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Stock Award Agreement.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to the Stock Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Stock Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Stock Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares subject to any portion of such Stock Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Stock Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Stock Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Stock Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Compliance with Section 409A of the Code. To the extent that the Board determines that any Stock Award granted hereunder is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code.

(l) Compliance with Exemption Provided by Rule 12h-1(f). If at the end of the Company’s most recently completed fiscal year: (i) the aggregate of the number of persons who hold outstanding compensatory employee stock options to purchase shares of Common Stock granted pursuant to the Plan or otherwise (such persons, “Holders of Options”) equals or exceeds five hundred (500), and (ii) the Company’s assets exceed $10 million, then the following restrictions will apply during any period during which the Company does not have a class of its securities registered under Section 12 of the Exchange Act and is not required to file reports under Section 15(d) of the Exchange Act: (A) the Options and, prior to exercise, the shares of Common Stock to be issued on exercise of the Options may not be transferred until the Company is no longer relying on the exemption provided by Rule 12h-1(f) promulgated under the Exchange Act (“Rule 12h-1(f)”), except: (1) as permitted by Rule 701(c) promulgated under the Securities Act, (2) to a guardian upon the disability of the Holder of Options, or (3) to an executor upon the death of the Holder of Options (collectively, the “Permitted Transferees”); provided, however, the following transfers are permitted: (i) transfers by Holders of Options to the Company, and (ii) transfers in connection with a change of control or other acquisition involving the Company, if following such transaction, the Options no longer remain outstanding and the Company is no longer relying on the exemption provided by Rule 12h-1(f); provided further, that any Permitted Transferees may not further transfer the Options; (B) except as otherwise provided in (A) above, the Options and shares of Common Stock issuable on exercise of the Options are restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” as defined by Rule 16a-1(h) promulgated under the Exchange Act, or any “call equivalent position” as defined by Rule 16a-1(b) promulgated under the Exchange Act by Holders of Options prior to exercise of an Option until the Company is no longer relying on the exemption provided by Rule 12h-1(f); and (C) at any time that the Company is relying on the exemption provided by Rule 12h-1(f), the Company will deliver to Holders of Options (whether by physical or electronic delivery or written notice of the availability of the information on an internet site) the information required by Rule 701(e)(3), (4), and (5) promulgated under the Securities Act every six (6) months, including financial statements that are not more than one hundred eighty (180) days old; provided, however, that the Company may condition the delivery of such information upon the Holder of Options’ agreement to maintain its confidentiality.

(m) Repurchase Limitation. The terms of any repurchase right will be specified in the Stock Award Agreement. The repurchase price for vested shares of Common Stock will be the Fair Market Value of the shares of Common Stock on the date of repurchase. The repurchase price for unvested shares of Common Stock will be the lower of (i) the Fair Market Value of the shares of Common Stock on the date of repurchase or (ii) their original purchase price. However, the Company will not exercise its repurchase right until at least six (6) months (or such longer or shorter period of time necessary to avoid classification of the Stock Award as a liability for financial accounting purposes) have elapsed following delivery of shares of Common Stock subject to the Stock Award, unless otherwise specifically provided by the Board.

9.	Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.	Plan Term; Earlier Termination or Suspension of the Plan.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan will automatically terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

11.	Effective Date of Plan.

This Plan will become effective on the Effective Date.

12.	Choice of Law.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.	Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “majority-owned subsidiary” of the Company, as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “majority-owned subsidiary” status is determined within the foregoing definition.

(b) “Board” means the Board of Directors of the Company.

(c) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(d) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(e) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(f) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(g) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means Senestech, Inc., a Nevada corporation.

(j) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan.

(k) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(l) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m) “Director” means a member of the Board.

(n) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(o) “Effective Date” means the effective date of this Plan, which is the earlier of (i) the date that this Plan is first approved by the Company’s stockholders, and (ii) the date this Plan is adopted by the Board.

(p) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(q) “Entity” means a corporation, partnership, limited liability company or other entity.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(s) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(t) “Fair Market Value” means, as of any date, the value of the Common Stock determined by the Board in compliance with Section 409A of the Code or, in the case of an Incentive Stock Option, in compliance with Section 422 of the Code.

(u) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(v) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(w) “Officer” means any person designated by the Company as an officer.

(x) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(y) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(z) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(aa) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(c).

(bb) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(cc) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(dd) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ee) “Plan” means this Senestech, Inc. 2018 Equity Incentive Plan.

(ff) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(gg) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(hh) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ii) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(jj) “Rule 405” means Rule 405 promulgated under the Securities Act.

(kk) “Rule 701” means Rule 701 promulgated under the Securities Act.

(ll) “Securities Act” means the Securities Act of 1933, as amended.

(mm) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(nn) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(oo) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right or any Other Stock Award.

(pp) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(qq) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) .

(rr) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

SENESTECH, INC.

STOCK OPTION GRANT NOTICE

(2018 EQUITY INCENTIVE PLAN)

Senestech, Inc. (the “Company”), pursuant to its 2018 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth in this notice, in the Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement. If there is any conflict between the terms in this notice and the Plan, the terms of the Plan will control.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:	☐	Incentive Stock Option[1]	☐	Nonstatutory Stock Option

Exercise Schedule:	☐	Same as Vesting Schedule	☐	Early Exercise Permitted

Vesting Schedule:	[Sample of standard vesting. One-fourth (1/4th) of the shares vest one year after the Vesting Commencement Date; the balance of the shares vest in a series of thirty-six (36) successive equal monthly installments measured from the first anniversary of the Vesting Commencement Date, subject to Optionholder’s Continuous Service as of each such date.]

Payment:	By one or a combination of the following items (described in the Option Agreement):

☐ By cash, check, bank draft or money order payable to the Company
☐ Pursuant to a Regulation T Program if the shares are publicly traded
☐ By delivery of already-owned shares if the shares are publicly traded
☐ By deferred payment
☐ If and only to the extent this option is a Nonstatutory Stock Option, and subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement

1 If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

Additional Terms/Acknowledgements: Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan. Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this option award and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder, and (ii) the following agreements only. By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Other Agreements:

Senestech, Inc.	Optionholder:

By:	By:
Signature	Signature

Title:	Date:
Date:

Attachments: Option Agreement, 2018 Equity Incentive Plan and Notice of Exercise

ATTACHMENT I

 SENESTECH, INC.

 2018 EQUITY INCENTIVE PLAN

 OPTION AGREEMENT

(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, Senestech, Inc. (the “Company”) has granted you an option under its 2018 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this Option Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1. Vesting. Your option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.

2. Number of Shares and Exercise Price. The number of shares of Common Stock subject to your option and your exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments.

3. Exercise Restriction for Non-Exempt Employees. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant, even if you have already been an employee for more than six (6) months. Consistent with the provisions of the Worker Economic Opportunity Act, you may exercise your option as to any vested portion prior to such six (6) month anniversary in the case of (i) your death or disability, (ii) a Corporate Transaction in which your option is not assumed, continued or substituted, (iii) a Change in Control or (iv) your termination of Continuous Service on your “retirement” (as defined in the Company’s benefit plans).

4. Exercise prior to Vesting (“Early Exercise”). If permitted in your Grant Notice (i.e., the “Exercise Schedule” indicates “Early Exercise Permitted”) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your option, to exercise all or part of your option, including the unvested portion of your option; provided, however, that:

(a) a partial exercise of your option will be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

(b) any shares of Common Stock so purchased from installments that have not vested as of the date of exercise will be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement;

(c) you will enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

(d) if your option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the shares of Common Stock with respect to which your option plus all other Incentive Stock Options you hold are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), your option(s) or portions thereof that exceed such limit (according to the order in which they were granted) will be treated as Nonstatutory Stock Options.

5. Method of Payment. You must pay the full amount of the exercise price for the shares you wish to exercise. You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a) Provided that at the time of exercise the Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

(b) Provided that at the time of exercise the Common Stock is publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. You may not exercise your option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(c) If this option is a Nonstatutory Stock Option, subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Shares of Common Stock will no longer be outstanding under your option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your tax withholding obligations.

(d) Pursuant to the following deferred payment alternative:

(i) Not less than one hundred percent (100%) of the aggregate exercise price, plus accrued interest, will be due four (4) years from date of exercise or, at the Company’s election, upon termination of your Continuous Service.

(ii) Interest will be compounded at least annually and will be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the classification of your option as a liability for financial accounting purposes.

(iii) In order to elect the deferred payment alternative, you must, as a part of your written notice of exercise, give notice of the election of this payment alternative and, in order to secure the payment of the deferred exercise price to the Company hereunder, if the Company so requests, you must tender to the Company a promissory note and a pledge agreement covering the purchased shares of Common Stock, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.

6. Whole Shares. You may exercise your option only for whole shares of Common Stock.

7. Securities Law Compliance. In no event may you exercise your option unless the shares of Common Stock issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with all other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable).

8. Term. You may not exercise your option before the Date of Grant or after the expiration of the option’s term. The term of your option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:

(a) immediately upon the termination of your Continuous Service for Cause;

(b) three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 8(d) below); provided, however, that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, that if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after the termination of your Continuous Service, and (y) the Expiration Date;

(c) twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 8(d)) below;

(d) eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;

(e) the Expiration Date indicated in your Grant Notice; or

(f) the day before the tenth (10th) anniversary of the Date of Grant.

If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or your permanent and total disability, as defined in Section 22(e)(3) of the Code. (The definition of disability in Section 22(e)(3) of the Code. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

9. Exercise.

(a) You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.

(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

(c) If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the Date of Grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

(d) By exercising your option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 9(d). The underwriters of the Company’s stock are intended third party beneficiaries of this Section 9(d) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

10. Transferability. Except as otherwise provided in this Section 10, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a) Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust. You and the trustee must enter into transfer and other agreements required by the Company.

(b) Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement. If this option is an Incentive Stock Option, this option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(c) Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise.

11. Right of First Refusal. Shares of Common Stock that you acquire upon exercise of your option are subject to any right of first refusal that may be described in the Company’s bylaws in effect at such time the Company elects to exercise its right; provided, however, that if there is no right of first refusal described in the Company’s bylaws at such time, the right of first refusal described below will apply. The Company’s right of first refusal will expire on the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on a national securities exchange or quotation system (the “Listing Date”).

(a) Prior to the Listing Date, you may not validly Transfer (as defined below) any shares of Common Stock acquired upon exercise of your option, or any interest in such shares, unless such Transfer is made in compliance with the following provisions:

(i) Before there can be a valid Transfer of any shares of Common Stock or any interest therein, the record holder of the shares of Common Stock to be transferred (the “Offered Shares”) will give written notice (by registered or certified mail) to the Company. Such notice will specify the identity of the proposed transferee, the cash price offered for the Offered Shares by the proposed transferee (or, if the proposed Transfer is one in which the holder will not receive cash, such as an involuntary transfer, gift, donation or pledge, the holder will state that no purchase price is being proposed), and the other terms and conditions of the proposed Transfer. The date such notice is mailed will be hereinafter referred to as the “Notice Date” and the record holder of the Offered Shares will be hereinafter referred to as the “Offeror.” If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding Common Stock which is subject to the provisions of your option, then in such event any and all new, substituted or additional securities to which you are entitled by reason of your ownership of the shares of Common Stock acquired upon exercise of your option will be immediately subject to the Company’s Right of First Refusal (as defined below) with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.

(ii) For a period of thirty (30) calendar days after the Notice Date, or such longer period as may be required to avoid the classification of your option as a liability for financial accounting purposes, the Company will have the option to purchase all (but not less than all) of the Offered Shares at the purchase price and on the terms set forth in Section 11(a)(iii) (the Company’s “Right of First Refusal”). In the event that the proposed Transfer is one involving no payment of a purchase price, the purchase price will be deemed to be the Fair Market Value of the Offered Shares as determined in good faith by the Board in its discretion. The Company may exercise its Right of First Refusal by mailing (by registered or certified mail) written notice of exercise of its Right of First Refusal to the Offeror prior to the end of said thirty (30) days (including any extension required to avoid classification of the option as a liability for financial accounting purposes).

(iii) The price at which the Company may purchase the Offered Shares pursuant to the exercise of its Right of First Refusal will be the cash price offered for the Offered Shares by the proposed transferee (as set forth in the notice required under Section 11(a)(i)), or the Fair Market Value as determined by the Board in the event no purchase price is involved. To the extent consideration other than cash is offered by the proposed transferee, the Company will not be required to pay any additional amounts to the Offeror other than the cash price offered (or the Fair Market Value, if applicable). The Company’s notice of exercise of its Right of First Refusal will be accompanied by full payment for the Offered Shares and, upon such payment by the Company, the Company will acquire full right, title and interest to all of the Offered Shares.

(iv) If, and only if, the option given pursuant to Section 11(a)(ii) is not exercised, the Transfer proposed in the notice given pursuant to Section 11(a)(i) may take place; provided, however, that such Transfer must, in all respects, be exactly as proposed in said notice except that such Transfer may not take place either before the tenth (10th) calendar day after the expiration of the thirty (30) day option exercise period or after the ninetieth (90th) calendar day after the expiration of the thirty (30) day option exercise period, and if such Transfer has not taken place prior to said ninetieth (90th) day, such Transfer may not take place without once again complying with this Section 11(a). The option exercise periods in this Section 11(a)(iv) will be adjusted to include any extension required to avoid the classification of your option as a liability for financial accounting purposes.

(b) As used in this Section 11, the term “Transfer” means any sale, encumbrance, pledge, gift or other form of disposition or transfer of shares of Common Stock or any legal or equitable interest therein; provided, however, that the term Transfer does not include a transfer of such shares or interests by will or intestacy to your Immediate Family (as defined below). In such case, the transferee or other recipient will receive and hold the shares of Common Stock so transferred subject to the provisions of this Section, and there will be no further transfer of such shares except in accordance with the terms of this Section 11. As used herein, the term “Immediate Family” will mean your spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of you or your spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of you or your spouse.

(c) None of the shares of Common Stock purchased on exercise of your option will be transferred on the Company’s books nor will the Company recognize any such Transfer of any such shares or any interest therein unless and until all applicable provisions of this Section 11 have been complied with in all respects. The certificates of stock evidencing shares of Common Stock purchased on exercise of your option will bear an appropriate legend referring to the transfer restrictions imposed by this Section 11.

(d) To ensure that the shares subject to the Company’s Right of First Refusal will be available for repurchase by the Company, the Company may require you to deposit the certificates evidencing the shares that you purchase upon exercise of your option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of your option, the Company reserves the right at any time to require you to so deposit the certificates in escrow. As soon as practicable after the expiration of the Company’s Right of First Refusal, the agent will deliver to you the shares and any other property no longer subject to such restriction. In the event the shares and any other property held in escrow are subject to the Company’s exercise of its Right of First Refusal, the notices required to be given to you will be given to the escrow agent, and any payment required to be given to you will be given to the escrow agent. Within thirty (30) days after payment by the Company for the Offered Shares, the escrow agent will deliver the Offered Shares that the Company has repurchased to the Company and will deliver the payment received from the Company to you.

12. Right of Repurchase. To the extent provided in the Company’s bylaws in effect at such time the Company elects to exercise its right, the Company will have the right to repurchase all or any part of the shares of Common Stock you acquire pursuant to the exercise of your option.

13. Option not a Service Contract. Your option is not an employment or service contract, and nothing in your option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option will obligate the Company or an Affiliate, their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

14. Withholding Obligations.

(a) At the time you exercise your option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b) If this option is a Nonstatutory Stock Option, then upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

(c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein, if applicable, unless such obligations are satisfied.

15. Tax Consequences. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option. Because the Common Stock is not traded on an established securities market, the Fair Market Value is determined by the Board, perhaps in consultation with an independent valuation firm retained by the Company. You acknowledge that there is no guarantee that the Internal Revenue Service will agree with the valuation as determined by the Board, and you will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that the valuation determined by the Board is less than the “fair market value” as subsequently determined by the Internal Revenue Service.

16. Notices. Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17. Governing Plan Document. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control.

ATTACHMENT II

2018 EQUITY INCENTIVE PLAN

ATTACHMENT III

SENESTECH, INC.
NOTICE OF EXERCISE

SenesTech, Inc.
~~3140 North Caden Court # 1~~23460 N 19th Ave., Suite 110
~~Flagstaff~~Phoenix, Arizona ~~86004~~85027	Date of Exercise:

This constitutes notice to Senestech, Inc. (the “Company”) under my stock option that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐

Stock option dated:

Number of Shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$	$

Cash payment delivered herewith:	$	$

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 2018 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such Shares are issued upon exercise of this option.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule or regulation) (the “Lock-Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

SENESTECH, INC.
C/O TRANSFER ONLINE, INC.
512 SE SALMON STREET
PORTLAND, OR 97214

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 07/7/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of directors, each to serve for a 1 yr term; if Proposal No. 2 is not adopted by the stockholders, election of Class I directors, each to serve for a 3 yr term.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Marc Dumont 02 Julia Williams

02 0000000000

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000469852_1 R1.0.1.18

This communication presents only an overview of the more complete proxy materials that are available on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and the 2019 Annual Report is/are available at www.proxyvote.com

SENESTECH, INC.
Annual Meeting of Stockholders
Wednesday, July 8, 2020 10:00 A.M.
This proxy is solicited by the board of directors

This proxy will be voted at the annual meeting of stockholders of SenesTech, Inc. (the "Company") by Kenneth Siegel and Thomas C. Chesterman (the "Proxy Holders"), as directed. By signing on the reverse side of this ballot, you hereby grant to the Proxy Holders your revocable proxy to vote all of your shares of Company common stock as directed. If no direction is indicated, it will be voted "FOR" each of the proposals made by the Company's Board of Directors, and as to such other matters as may properly come before the meeting as the Proxy Holders deem advisable.

Continued and to be signed on reverse side

0000469852_2 R1.0.1.18